Filed pursuant to Rule 433
                               December 13, 2005


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
FREE WRITING PROSPECTUS

                                              SEC REGISTRATION FILE # 333-120916
--------------------------------------------------------------------------------


NEW ISSUE FREE WRITING PROSPECTUS



$1,412,124,000   (approximate)

THORNBURG MORTGAGE SECURITIES TRUST 2005-4
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-4


STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
Depositor

WELLS FARGO BANK, N.A.
Master Servicer

BEAR, STEARNS & CO. INC.
RBS  GREENWICH CAPITAL
LEHMAN BROTHERS
Underwriters



All Statistical Information is based upon information as of November 1, 2005

DECEMBER 12, 2005

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
FREE WRITING PROSPECTUS
                                              SEC REGISTRATION FILE # 333-120916


                   STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.


This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering.


The Information in this free writing prospectus is preliminary and is subject to completion or change.


The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.


This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


OFFERS MADE HEREBY TO A RECIPIENT OF THIS FREE WRITING PROSPECTUS WILL NOT BE ACCEPTED UNTIL A PRELIMINARY PROSPECTUS RELATING TO THE SECURITIES DESCRIBED HEREIN IS MADE AVAILABLE TO SUCH RECIPIENT OF THIS FREE WRITING PROSPECTUS.


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

              SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION


The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value given to the inputs. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements). Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.


The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.


Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                                           $1,412,124,000
                                                            (APPROXIMATE)
                                             THORNBURG MORTGAGE SECURITIES TRUST 2005-4
                                               WELLS FARGO BANK, N.A., MASTER SERVICER
                                               U.S. BANK NATIONAL ASSOCIATION, TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                                  WAL (YRS)     WINDOW
                                                                     TO       (MOS.) TO   INITIAL
              APPROXIMATE     INITIAL               SECURITY     MANDATORY    MANDATORY   CREDIT   LEGAL FINAL   EXPECTED RATINGS
   CLASS     SIZE ($) (2)      COUPON    LIFE CAP  DESCRIPTION  AUCTION (3)  AUCTION (3)  SUPPORT    MATURITY      (MOODY'S/S&P)
------------------------------------------------------------------------------------------------------------------------------------
  A-1(1)      [$62,428,000]  1mL + [ ](4) 11.00%     Senior        2.163         1-36     [3.20%]  [12/25/2035]     [Aaa / AAA]
                                                     Floater
  A-2(1)     [$240,778,000]  1mL + [ ](4) 11.00%     Senior        2.162         1-36     [3.20%]  [12/25/2035]     [Aaa / AAA]
                                                     Floater
  A-3(1)     [$319,683,000]  1mL + [ ](4) 11.00%     Senior        2.141         1-36     [3.20%]  [12/25/2035]     [Aaa / AAA]
                                                     Floater
  A-4(1)     [$789,235,000]  1mL + [ ](4) 11.00%     Senior        2.159         1-36     [3.20%]  [12/25/2035]     [Aaa / AAA]
                                                     Floater
A-X (5) (6)        Notional   Variable     N/A      Senior IO       N/A          N/A        N/A    [12/25/2035]     [Aaa / AAA]
R-I (6) (7)             $50     N/A        N/A      Residual        N/A          N/A      [3.20%]  [12/25/2035]     [Aaa / AAA]
 R-II (6)               $50     N/A        N/A      Residual        N/A          N/A      [3.20%]  [12/25/2035]     [Aaa / AAA]
    (7)
 R-III (6)              $50     N/A        N/A      Residual        N/A          N/A      [3.20%]  [12/25/2035]     [Aaa / AAA]
    (7)
  B-1 (6)     [$18,235,000]   Net Wac      N/A       Sub PT         N/A          N/A      [1.95%]  [12/25/2035]      [NR/ AA]
  B-2 (6)     [$11,670,000]   Net Wac      N/A       Sub PT         N/A          N/A      [1.15%]  [12/25/2035]      [NR / A]
  B-3 (6)      [$5,835,000]   Net Wac      N/A       Sub PT         N/A          N/A      [0.75%]  [12/25/2035]     [NR / BBB]
  B-4 (6)      [$4,376,000]   Net Wac      N/A       Sub PT         N/A          N/A      [0.45%]  [12/25/2035]      [NR / BB]
  B-5 (6)      [$3,647,000]   Net Wac      N/A       Sub PT         N/A          N/A      [0.20%]  [12/25/2035]      [NR / B]
  B-6 (6)      [$2,919,634]   Net Wac      N/A       Sub PT         N/A          N/A      [0.00%]  [12/25/2035]      [NR / NR]
   I (8)                N/A     N/A        N/A         (8)          N/A          N/A      [0.00%]  [12/25/2035]      [NR / NR]
------------------------------------------------------------------------------------------------------------------------------------

(1.) These Classes (the "Class A Certificates") are subject to a Mandatory
     Auction (as described herein).

(2.) The class sizes are subject to final collateral and rating agency approval and are subject to a + / -10% variance.

(3.) Assumes 20% CPR and that the Mandatory Auction is executed in month 36.
     Certificates pay on the 25th of every month beginning in January 2006.

(4.) The Pass-Through Rate for the Class A-1, Class A-2, Class A-3 and Class A-4
     Certificates will be a floating rate based on One-Month LIBOR plus x.xx%, x.xx%, x.xx% and x.xx%, respectively, subject to the lesser of (i) the applicable Available Funds Cap (equal to the weighted average net rate of the related group of mortgage loans) and (ii) 11.00%. For any distribution date and the Class A Certificates, One-Month LIBOR will be determined to be the One-Month LIBOR rate as of the second LIBOR business day prior to the commencement of the related interest accrual period.

(5.) The Class A-X Certificates will be interest only certificates. The Class
     A-X Certificates will not be entitled to payments of principal and will accrue interest on a notional balance which is equal to the balance of the Class A Certificates.

(6.) Not marketed in this free writing prospectus.

(7.) Non-economic REMIC tax residual.

(8.) The Class I Certificates are entitled only to amounts remaining in the Final Maturity Reserve Account after the payment in full of all other classes of certificates.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


DEAL OVERVIEW:

STRUCTURE

o Thornburg Mortgage Securities Trust 2005-4 is a Delaware statutory trust, which will issue eight classes of senior certificates, including one class of interest-only certificates and three residual classes, six classes of subordinate certificates and the Class I Certificates. Only the Class A Certificates are marketed herein. Multiple REMIC elections will be made.

o Yield Maintenance Agreements, which are intended to mitigate basis risk between the fixed interest rate on the hybrid ARMs and the LIBOR- indexed accrual rates on the Class A Certificates, will be provided for the benefit of the Class A Certificates.

o MANDATORY AUCTION: Each Class of Class A Certificates is subject to a Mandatory Auction in December 2008 (month 36).

o 20% OPTIONAL SECURITIES PURCHASE: Thornburg Mortgage, Inc. has the option to purchase the certificates at a purchase price equal to in the case of the Class A Certificates their current principal amount plus accrued interest once the aggregate scheduled principal balance of the Mortgage Loans has been reduced to less than 20% of the Cut-off Date aggregate scheduled principal balance of the Mortgage Loans.

o 10% OPTIONAL CLEAN-UP CALL: Thornburg Mortgage Home Loans, Inc., in its capacity as Servicer, has the option to purchase all of the trust's assets (and retire all outstanding certificates) at a purchase price equal to the unpaid principal amount of the trust's assets plus accrued interest once the aggregate scheduled principal balance of the Mortgage Loans has been reduced to less than 10% of the Cut-off Date aggregate scheduled principal balance of the Mortgage Loans.

COLLATERAL

o Collateral information in this free writing prospectus is based on the Statistical Calculation Date principal balance and other characteristics of the Mortgage Loans unless otherwise indicated. Mortgage Loans will be removed from the Statistical Calculation Date mortgage pool as a result of payoffs in full and failure to meet underwriting guidelines. Amortization will also occur on or before the Cut-Off Date.

o    The Mortgage Pool is composed of hybrid and adjustable rate mortgage loans:

o The Non-Zero weighted average FICO score is 748, the weighted average original LTV is 67.27% and the weighted average DTI is 31.99%;

o Approximately 78.91% of the Statistical Mortgage Loans are primary homes and approximately 34.50% are located in California; and

o The Statistical Mortgage Loans are indexed off of 1 month LIBOR ( 0.21%), 6 month LIBOR (4.36%), 12 month LIBOR (WSJ/1 Mo Lead) (72.30%), or 1 year CMT (23.13%).

o As of the Statistical Calculation Date, the Statistical Mortgage Loans will be serviced by: Thornburg Mortgage Home Loans, Inc. (51.36%)*, ABN Amro (12.67%), First Republic Bank (11.80%), Wells Fargo Bank, N.A. (10.77%), Countrywide Home Loans (6.74%), Bank of America (5.31%) and Colonial National Mortgage (1.35%). Cenlar FSB is the contracted sub-servicer for all non-REO servicing owned by Thornburg Mortgage Home Loans, Inc. Thornburg Mortgage Home Loans, Inc. services REO properties. Cenlar is a private label sub-servicer with a Tier One performance ranking from Freddie Mac.

o The Mortgage Loans will be comprised of the Group 1 Mortgage Loans, the Group 2 Mortgage Loans, the Group 3 Mortgage Loans, and the Group 4 Mortgage Loans.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

SUMMARY OF TERMS:

DEPOSITOR:                         Structured Asset Mortgage Investments II Inc.

SELLER:                            Thornburg Mortgage Home Loans, Inc.

SERVICERS:                         Thornburg Mortgage Home Loans, Inc., ABN
                                   Amro, First Republic Bank, Wells Fargo Bank,
                                   N.A., Countrywide Home Loans, Bank of America and Colonial National Mortgage.

LEAD MANAGER:                      Bear, Stearns & Co. Inc.

CO-MANAGERS:                       Greenwich Capital Markets, Inc. and Lehman
                                   Brothers Inc.

MASTER SERVICER AND SECURITIES     Wells Fargo Bank, N.A.
ADMINISTRATOR:

TRUSTEE:                           U.S. Bank, National Association.

CUSTODIAN:                         LaSalle Bank, National Association.

STATISTICAL CALCULATION DATE:      November 1, 2005.

CUT-OFF DATE:                      December 1, 2005.

EXPECTED PRICING DATE:             Week of December 12, 2005.

CLOSING DATE:                      December [22], 2005.

DISTRIBUTION DATE:                 25th day of each month (or the next business
                                   day), commencing in January 25, 2006.

RATING AGENCY:                     Standard & Poor's, a division of The
                                   McGraw-Hill Companies, Inc. and Moody's
                                   Investors Service, Inc.

LEGAL STRUCTURE:                   REMIC.

CLASS A CERTIFICATES:              The Class A-1, Class A-2, Class A-3 and Class
                                   A-4 Certificates.

OPTIONAL SECURITIES PURCHASE:      Thornburg Mortgage Inc. has the option to
                                   purchase all the Certificates issued by the trust after the scheduled principal balance of the mortgage loans remaining in the trust has been reduced to less than 20% of the scheduled principal balance of the mortgage loans as of the Cut-off Date.

OPTIONAL CLEAN-UP CALL             The Seller, as a servicer, may purchase all
                                   the mortgage loans and any REO in the trust after the scheduled principal balance of the mortgage loans remaining in the trust has been reduced to less than 10% of the scheduled principal balance of the mortgage loans as of the Cut-off Date, thereby causing termination and early retirement of the certificates.

REMITTANCE TYPE:                   Scheduled/Scheduled.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


REGISTRATION:                      The Class A Certificates will be available in
                                   book-entry form through DTC, Clearstream and Euroclear.

ERISA CONSIDERATIONS:              The Class A Certificates are expected to be
                                   eligible for purchase by ERISA plans if
                                   exemptive relief is available under a class exemption. A fiduciary of any benefit plan should very carefully review with its legal advisors whether the purchase or holding of any Certificates to a transaction prohibited or not otherwise permissible under ERISA.

SMMEA ELIGIBILITY:                 The Class A Certificates are expected to
                                   constitute "mortgage related securities" for purposes of SMMEA.


DENOMINATIONS:                     The Class A Certificates are issuable in
                                   minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

RECORD DATE:                       With respect to the Class A Certificates and
                                   any Distribution Date, the day prior to such Distribution Date. With respect to the remaining Certificates and any Distribution
                                   Date, the last day of the prior calendar month.

DELAY DAYS:                        With respect to the Class A Certificates, 0
                                   days.

INTEREST ACCRUAL PERIOD:           With respect to the Class A Certificates, the
                                   period commencing on the Distribution Date of the month immediately preceding the month in which such Distribution Date occurs, or in the case of the first period, commencing on the Closing Date, and ending on the day preceding such Distribution Date.
                                   Distributions of interest on the Class A
                                   Certificates will be based on a 360-day year and the actual number of days in the applicable Interest Accrual Period. The Class
                                   A Certificates will initially settle flat (no accrued interest).

PREPAYMENT PERIOD:                 The Prepayment Period with respect to any
                                   Distribution Date is the month prior to the month in which the related Distribution Date occurs.

COMPENSATING INTEREST:             On each Distribution Date, the servicers are
                                   required to pay Compensating Interest up to the amount of their Servicing Fees to cover interest shortfalls due to full prepayments and in certain cases partial prepayments on the mortgage loans that occurred during the Prepayment Period.

ADVANCING OBLIGATION:              Each Servicer will be obligated to advance,
                                   or cause to be advanced, cash advances
                                   with respect to delinquent payments of
                                   principal and interest on the mortgage
                                   loans to the extent that the related
                                   servicer reasonably believes that such
                                   cash advances can be repaid from future
                                   payments on the related mortgage loans.
                                   These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. If any servicer fails to make delinquency advances, the Master Servicer will be obligated to make such advances.

LIBOR DETERMINATION DATE:          With respect to the Class A Certificates and
                                   any Distribution Date, the second LIBOR
                                   business day preceding the commencement of the related Interest Accrual Period.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


PREPAYMENT ASSUMPTION:             20% CPR.

SERVICING FEE:                     With respect to each mortgage loan, a fee
                                   that accrues at the Servicing Fee Rate of between 0.250% and 0.375% on the same principal balance on which the interest on the mortgage loan accrues for the calendar month.

MASTER SERVICING FEE:              0.01% per annum based on the declining
CREDIT ENHANCEMENT:                Credit Enhancement for the Certificates will
                                   be provided by a senior/subordinate shifting interest structure. The Subordinate
                                   Certificates provide credit support for the Senior Certificates and other Subordinate
                                   Certificates with a lower class designation.

AVAILABLE FUNDS CAP SHORTFALL      If on any Distribution Date, the Pass-Through
AMOUNT:                            Rate of any of the Class A Certificates is
                                   subject to their respective Available Funds
                                   Cap, such Class A Certificates become
                                   entitled to payment of an amount equal to the excess of (i) interest accrued at their respective Pass-Through Rate (without giving effect to the respective Available Funds Cap) over (ii) the amount of interest received on such Class A Certificates based on the respective Available Funds Cap, together with the unpaid portion of any excess from previous Distribution Dates (and any interest thereon at the then applicable Pass-Through
                                   Rate without giving effect to the respective
                                   Available Funds Cap). On any Distribution
                                   Date, the Available Funds Cap Shortfall
                                   Amount will be paid to the Class A
                                   Certificates amounts received on the related
                                   Yield Maintenance Agreements and from amounts otherwise payable to the Class A-X
                                   Certificates deposited in the Available Funds
                                   Cap Reserve Fund, after all the Class A
                                   Certificates have received their required amounts. (See Cash Flow Description below).

CASH-FLOW DESCRIPTION:             Distributions on the Certificates will be
                                   made on the 25th day of each month (or next business day) commencing in January 2006. The payments to the Certificateholders, to the extent of available funds, will be made according to the following priority:

                                   AVAILABLE FUNDS:
                                   1.   Payment of first, current accrued
                                        interest and then accrued interest
                                        remaining undistributed from prior
                                        Distribution Dates, to the holders of
                                        the Class A-1, Class A-2, Class A-3,
                                        Class A-4 and Class A-X Certificates
                                        (net of any Available Funds Cap
                                        Shortfalls), at their respective
                                        Pass-Through Rates (as described on page
                                        4 hereof).

                                   2.   Payment of principal to the holders of
                                        the Class A-1, Class A-2, Class A-3 and
                                        Class A-4 Certificates in an amount
                                        equal to such class' related Senior
                                        Optimal Principal Amount.

                                   3.   Payment of any Available Funds Cap
                                        Shortfall Amounts to the Class A-1,
                                        Class A-2, Class A-3 and Class A-4
                                        Certificates (from interest payments
                                        under the related Yield Maintenance
                                        Agreements and amounts otherwise payable to the Class A-X Certificates).


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                   4.   Payment of interest and principal
                                        sequentially to the Class B Certificates so each such Class shall receive (a) current interest at each such Class' respective Pass-Through Rate, (b) interest accrued at each such class' respective pass-through rate and remaining undistributed from previous distribution dates and (c) such Class' allocable share of the Subordinate Optimal Principal Distribution Amount.

SHIFTING INTEREST:                 The Class A Certificates will be entitled to
                                   receive 100% of the prepayments on the
                                   mortgage loans up to and including December
                                   2012. The Senior Prepayment Percentage for the related class of Class A Certificates can be reduced to the related Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the
                                   Subordinate Percentage over the next five years provided that (i) the scheduled principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current
                                   Principal Amount of the related Subordinate
                                   Certificates does not exceed 50% and (ii) cumulative realized losses for the mortgage loans do not exceed the following percentages of the Original Principal Amount of the Subordinate Certificates: (a) on or before December 2008, 20%, (b) January 2013-December
                                   2013, 30%, (c) January 2014-December 2014,
                                   35%, (d) January 2015-December 2015, 40%, (e)
                                   January 2016-December 2016, 45%, (f) on or after January 2017, 50%.

                                   Notwithstanding the foregoing, if on any Distribution Date the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the scheduled principal balance of the mortgage loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the mortgage loans do not exceed the percentages of the Original Principal Amount of the Subordinate Certificates as set forth in the prior paragraph, then prepayments will be allocated on a pro rata basis.

                                   If doubling occurs on or prior to the
                                   December 2008 and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

ALLOCATION OF LOSSES:              Realized Losses on the mortgage loans will be
                                   allocated to the most junior class of
                                   Certificates outstanding beginning with the
                                   Class B-6 Certificates, until the Current
                                   Principal Amount of each Subordinate Class has been reduced to zero. Thereafter, Realized Losses on the Group 1 Mortgage Loans will be allocated to the Class A-1
                                   Certificates; Realized Losses on the Group 2
                                   Mortgage Loans will be allocated to the Class
                                   A-2 Certificates; Realized Losses on the
                                   Group 3 Mortgage Loans will be allocated to the Class A-3 Certificates and Realized
                                   Losses on the Group 4 Mortgage Loans will be allocated to the Class A-4 Certificates.

YIELD MAINTENANCE AGREEMENTS:      Each class of Class A Certificates will have
                                   the benefit of a yield maintenance agreement
                                   (the "Yield Maintenance Agreements"). The
                                   Yield Maintenance Agreements are intended to partially mitigate the interest rate risk that could result from the difference between the Pass-Through Rate on the related class of Class A Certificates and the related
                                   Available Funds Cap Rate. On each
                                   Distribution Date, payments under each Yield
                                   Maintenance Agreement will be an amount equal to the product of (i) the excess of one-month
                                   LIBOR for such Distribution Date over the related strike rate, and (ii) the lesser of
                                   (a) the Current Principal Amount of the
                                   related Class A Certificates as of such
                                   Distribution Date and (b) the related
                                   notional amount on a schedule based on an amortization schedule applying 20% CPR through December 2008 (assuming no losses or delinquencies), and zero thereafter, and
                                   (iii) the actual number of days in the
                                   corresponding accrual period divided by 360.
                                   It is anticipated that the Yield Maintenance
                                   Agreements will include the terms indicated in Exhibit I.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


YIELD MAINTENANCE PROVIDER:        An entity, the long-term obligations of which
                                   are rated at least "AA-" by S&P and "Aa3" by Moody's.

MANDATORY AUCTION:                 Five business days prior to the Distribution
                                   Date in December 2008 (such Distribution
                                   Date, the "Auction Distribution Date"), the
                                   Auction Administrator will auction each of the Class A-1, Class A-2, Class A-3 and Class
                                   A-4 Certificates to third-party investors.
                                   The proceeds of the auction and amounts
                                   received from the Auction Swap Counterparty, if any, will be received by the Auction
                                   Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Class A-1, Class A-2, Class
                                   A-3 and Class A-4 Certificates on the Auction
                                   Distribution Date. These holders will be obligated to tender their respective
                                   Certificates to the Auction Administrator.

                                   The Auction Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price. The Class A Certificateholders will not be entitled to receive any excess of the Auction Price over the Par Price.

AUCTION SWAP COUNTERPARTY:         Greenwich Capital Derivatives, Inc. The
                                   obligations of the auction swap counterparty will be guaranteed by The Royal Bank of Scotland plc. The long-term obligations of RBS are rated "AA" by S&P, "AA+" by Fitch and "Aa1" by Moody's.

AUCTION ADMINISTRATOR:             Wells Fargo Bank, N.A.

AUCTION PRICE:                     The price at which the Auction Administrator
                                   sells each of the Class A-1, Class A-2, Class
                                   A-3 and Class A-4 Certificates to third-party investors.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


PAR PRICE:                         With respect to each of the Class A-1, Class
                                   A-2, Class A-3 and Class A-4 Certificates, the principal balance of the related Class
                                   A-1, Class A-2, Class A-3 and Class A-4
                                   Certificates plus any remaining Class A
                                   Available Funds Cap Shortfalls, after
                                   applying all payments and reducing the
                                   principal balance of such Class A
                                   Certificates by the related principal
                                   distributions and losses on the Auction
                                   Distribution Date.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                  EXHIBIT I - TERMS OF THE YIELD MAINTENANCE AGREEMENTS:

                 CLASS A-1     CLASS A-2     CLASS A-3     CLASS A-4    CLASS A-1   CLASS A-2   CLASS A-3   CLASS A-4
 DISTRIBUTION    NOTIONAL      NOTIONAL      NOTIONAL      NOTIONAL       STRIKE      STRIKE      STRIKE     STRIKE
     DATE         AMOUNT        AMOUNT         AMOUNT        AMOUNT        RATE        RATE        RATE       RATE

   25-Jan-06    62,428,000    240,778,000   319,683,000   789,235,000      5.97        5.96        5.81       6.00
   25-Feb-06    61,558,426    237,413,977   315,035,397   778,157,486      5.03        4.96        4.84       4.99
   25-Mar-06    60,700,570    234,095,386   310,452,337   767,230,055      5.60        5.52        5.38       5.55
   25-Apr-06    59,854,273    230,821,613   305,932,937   756,450,681      5.04        4.96        4.84       4.99
   25-May-06    59,019,380    227,592,055   301,476,322   745,817,363      5.21        5.14        5.00       5.16
   25-Jun-06    58,195,737    224,406,114   297,081,633   735,328,127      5.04        4.96        4.84       4.99
   25-Jul-06    57,383,193    221,263,204   292,748,021   724,981,029      5.21        5.14        5.01       5.16
   25-Aug-06    56,581,598    218,162,743   288,474,647   714,774,146      5.05        4.96        4.84       4.99
   25-Sep-06    55,790,805    215,104,159   284,260,686   704,705,585      5.05        4.96        4.84       4.99
   25-Oct-06    55,010,668    212,086,889   280,105,324   694,773,477      5.23        5.14        5.01       5.16
   25-Nov-06    54,241,045    209,110,373   276,007,755   684,975,978      5.05        4.96        4.84       4.99
   25-Dec-06    53,481,793    206,173,764   271,967,189   675,311,271      5.23        5.14        5.01       5.16
   25-Jan-07    52,732,772    203,276,826   267,982,842   665,777,560      5.05        4.96        4.84       4.99
   25-Feb-07    51,993,846    200,419,024   264,053,944   656,373,075      5.05        4.96        4.84       4.99
   25-Mar-07    51,264,877    197,599,829   260,179,734   647,096,072      5.61        5.52        5.38       5.55
   25-Apr-07    50,545,732    194,818,722   256,359,461   637,944,826      5.05        4.96        4.84       4.99
   25-May-07    49,836,279    192,075,188   252,592,385   628,917,639      5.23        5.14        5.01       5.16
   25-Jun-07    49,136,387    189,368,720   248,877,777   620,012,835      5.05        4.96        4.84       4.99
   25-Jul-07    48,445,927    186,698,820   245,214,916   611,228,760      5.23        5.14        5.01       5.16
   25-Aug-07    47,764,773    184,064,993   241,603,092   602,563,782      5.06        4.96        4.84       4.99
   25-Sep-07    47,092,799    181,466,754   238,041,604   594,016,292      5.06        4.96        4.84       4.99
   25-Oct-07    46,429,881    178,903,622   234,529,762   585,584,703      5.24        5.14        5.01       5.16
   25-Nov-07    45,775,897    176,375,123   231,066,884   577,267,448      5.06        4.96        4.84       4.99
   25-Dec-07    45,130,728    173,880,791   227,652,297   569,062,981      5.24        5.14        5.01       5.16
   25-Jan-08    44,494,254    171,420,164   224,285,339   560,969,780      5.06        4.96        4.84       4.99
   25-Feb-08    43,866,359    168,992,789   220,965,355   552,986,340      5.06        4.96        4.84       4.99
   25-Mar-08    43,246,926    166,598,217   217,691,700   545,111,178      5.43        5.32        5.19       5.35
   25-Apr-08    42,635,842    164,236,004   214,463,738   537,342,830      5.06        4.96        4.84       4.99
   25-May-08    42,032,994    161,905,716   211,280,842   529,679,853      5.39        5.14        5.01       5.16
   25-Jun-08    41,438,272    159,606,920   208,142,392   522,120,823      5.21        4.96        4.84       4.99
   25-Jul-08    40,851,566    157,339,193   205,047,777   514,664,334      5.39        5.14        5.01       5.16
   25-Aug-08    40,272,768    155,102,115   201,996,396   507,309,001      5.22        4.96        4.84       4.99
   25-Sep-08    39,701,772    152,895,273   198,987,654   500,053,457      5.22        4.96        4.84       4.99
   25-Oct-08    39,138,472    150,718,259   196,020,966   492,896,353      6.31        5.14        5.01       5.16
   25-Nov-08    38,582,766    148,570,670   193,095,753   485,836,358      8.11        4.96        4.84       4.99
   25-Dec-08    38,029,258    146,452,110   190,211,445   478,872,160      9.11        5.14        5.01       5.16

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                                 EXHIBIT II - YIELD TABLES

Class A-1 to Mandatory Auction
Price: 100-00      10.00% CPR  15.00% CPR  20.00% CPR  25.00% CPR   30.00% CPR  35.00% CPR  40.00% CPR  50.00% CPR
Avg. Life             2.55        2.36        2.17        1.99         1.82        1.66        1.51        1.24
Prin. Start Date   1/25/2006   1/25/2006   1/25/2006    1/25/2006   1/25/2006   1/25/2006   1/25/2006   1/25/2006
Prin. End Date     12/25/2008  12/25/2008  12/25/2008  12/25/2008   12/25/2008  12/25/2008  12/25/2008  12/25/2008
Prin. Window Len       36          36          36          36           36          36          36          36
Yield                 4.67        4.67        4.67        4.67         4.67        4.67        4.67        4.67

Class A-2 to Mandatory Auction
Price: 100-00      10.00% CPR  15.00% CPR  20.00% CPR  25.00% CPR   30.00% CPR  35.00% CPR  40.00% CPR  50.00% CPR
Avg. Life             2.55        2.35        2.16        1.99         1.82        1.66        1.51        1.24
Prin. Start Date   1/25/2006   1/25/2006   1/25/2006    1/25/2006   1/25/2006   1/25/2006   1/25/2006   1/25/2006
Prin. End Date     12/25/2008  12/25/2008  12/25/2008  12/25/2008   12/25/2008  12/25/2008  12/25/2008  12/25/2008
Prin. Window Len       36          36          36          36           36          36          36          36
Yield                 4.68        4.68        4.68        4.68         4.68        4.68        4.68        4.68

Class A-3 to Mandatory Auction
Price: 100-00      10.00% CPR  15.00% CPR  20.00% CPR  25.00% CPR   30.00% CPR  35.00% CPR  40.00% CPR  50.00% CPR
Avg. Life             2.53        2.33        2.14        1.97         1.80        1.65        1.50        1.24
Prin. Start Date   1/25/2006   1/25/2006   1/25/2006    1/25/2006   1/25/2006   1/25/2006   1/25/2006   1/25/2006
Prin. End Date     12/25/2008  12/25/2008  12/25/2008  12/25/2008   12/25/2008  12/25/2008  12/25/2008  12/25/2008
Prin. Window Len       36          36          36          36           36          36          36          36
Yield                 4.70        4.70        4.70        4.70         4.70        4.70        4.70        4.70

Class A-4 to Mandatory Auction
Price: 100-00      10.00% CPR  15.00% CPR  20.00% CPR  25.00% CPR   30.00% CPR  35.00% CPR  40.00% CPR  50.00% CPR
Avg. Life             2.55        2.35        2.16        1.98         1.82        1.66        1.51        1.24
Prin. Start Date   1/25/2006   1/25/2006   1/25/2006    1/25/2006   1/25/2006   1/25/2006   1/25/2006   1/25/2006
Prin. End Date     12/25/2008  12/25/2008  12/25/2008  12/25/2008   12/25/2008  12/25/2008  12/25/2008  12/25/2008
Prin. Window Len       36          36          36          36           36          36          36          36
Yield                 4.71        4.71        4.71        4.71         4.71        4.71        4.71        4.71

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                   EXHIBIT III - AVAILABLE FUNDS CAP SCHEDULE

                                 CLASS A-1     CLASS A-2    CLASS A-3     CLASS A-4
    DISTRIBUTION                EFFECTIVE    EFFECTIVE     EFFECTIVE     EFFECTIVE
       DATE                       COUPON (%)   COUPON (%)    COUPON (%)    COUPON (%)
     25-Jan-06                     4.560         4.570        4.590         4.600
25-February-06 and thereafter     11.000        11.000       11.000        11.000

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                              EXHIBIT IV - COLLATERAL TABLES

                            THORNBURG 2005-4 AGGREGATE STATISTICAL MORTGAGE LOAN SUMMARY
                                      AS OF THE STATISTICAL CALCULATION DATE
 TOTAL NUMBER OF LOANS                                    2,212            PRIMARY MORTGAGE INSURANCE COVERAGE
 TOTAL OUTSTANDING LOAN BALANCE                  $1,458,806,634            Yes                               .73%
 AVERAGE LOAN PRINCIPAL BALANCE                         $659497            No                              99.27%
 FIXED RATE                                                0.0%
 ADJUSTABLE RATE (INCLUDING HYBRIDS)                     100.0%            PRIMARY MORTGAGE INSURANCE COVERAGE
 PREPAYMENT PENALTY                                      16.29%            (FIRST LIEN LOANS WITH LTV > 80%)
 WEIGHTED AVERAGE COUPON                                 5.648%            Yes                             77.23%
 WEIGHTED AVERAGE MARGIN                                 2.152%            No                              22.77%
 NON-ZERO WEIGHTED AVERAGE INITIAL PERIODIC              5.033%
 CAP
 NON-ZERO WEIGHTED AVERAGE PERIODIC CAP                  1.957%            PRIMARY MORTGAGE INSURANCE COVERAGE
 WEIGHTED AVERAGE MAXIMUM RATE                          10.754%            (FIRST LIEN LOANS WITH EFFECTIVE LTV
                                                                           > 80%)
 WEIGHTED AVERAGE FLOOR                                  2.152%            Yes                            100.00%
 WEIGHTED AVERAGE ORIGINAL TERM (MO.)                       360            No                               0.00%
 WEIGHTED AVERAGE REMAINING TERM (MO.)                      357
 WEIGHTED AVERAGE LOAN AGE (MO.)                              3
 WEIGHTED AVERAGE ORIGINAL LTV                           67.27%
 NON-ZERO WEIGHTED AVERAGE FICO                             748
 NON-ZERO WEIGHTED AVERAGE DTI                           31.99%
 INTEREST ONLY MORTGAGE LOANS                            78.33%
 FIRST LIEN MORTGAGE LOANS                               100.0%

 PRODUCT TYPE                                                              PREPAYMENT PENALTY TERM
 3/27 ARM (LIBOR)                                         0.46%            None                            83.71%
 5/25 ARM (LIBOR)                                         1.77%            6 - 12                           4.12%
 7/23 ARM (LIBOR)                                         0.79%            24                               0.29%
 10/20 ARM (LIBOR)                                        1.34%            25 - 36                          5.00%
 1 Month LIBOR ARM                                        0.21%            48                               0.86%
 6 Month LIBOR ARM                                        0.00%            60                               6.02%
 1 Year ARM (LIBOR and CMT)                               0.03%            61                               0.00%
 3/1 ARM (LIBOR and CMT)                                  3.88%
 5/1 ARM (LIBOR and CMT)                                 15.20%            GEOGRAPHIC DISTRIBUTION
 7/1 ARM (LIBOR and CMT)                                 21.84%            (Other states account individually
                                                                           for less than
 10/1 ARM (LIBOR and CMT)                                54.48%            5% of the Statistical Calculation
                                                                           Date principal balance)
                                                                           CA                              34.50%
 LOAN PURPOSE                                                              CO                               7.96%
 Purchase                                                55.78%            NY                               7.66%
 Cash Out Refinance                                      25.47%            FL                               5.57%
 Rate/Term Refinance                                     18.75%
 Construction Permanent                                   0.00%            OCCUPANCY STATUS
                                                                           Primary Home                    78.91%
 SERVICERS                                                                 Second Home                     13.38%
 Thornburg Mortgage Home*                                51.36%            Investment                       7.71%
 Colonial Savings, F.A.                                   1.35%
 Wells Fargo Bank N.A.                                   10.77%            LOAN DOCUMENTATION
 ABN AMRO                                                12.67%            Full                            90.13%
 Bank of America                                          5.31%            Stated                           6.40%
 CHL                                                      6.74%            No Ratio                         3.46%
 First Republic Bank                                     11.80%            Streamline                       0.01%


* Cenlar FSB is the contracted sub-servicer for all non-REO servicing owned by Thornburg Mortgage Home Loans, Inc.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                             THORNBURG 2005-4 GROUP I STATISTICAL MORTGAGE LOAN SUMMARY

                                     AS OF THE STATISTICAL CALCULATION DATE
TOTAL NUMBER OF LOANS                                       95            PRIMARY MORTGAGE INSURANCE COVERAGE
TOTAL OUTSTANDING LOAN BALANCE                  $64,491,614.84            Yes                               1.75%
AVERAGE LOAN PRINCIPAL BALANCE                     $678,859.10            No                               98.25%
FIXED RATE                                                0.0%
ADJUSTABLE RATE (INCLUDING HYBRIDS)                     100.0%            PRIMARY MORTGAGE INSURANCE COVERAGE
PREPAYMENT PENALTY                                       7.26%            (FIRST LIEN LOANS WITH LTV > 80%)
WEIGHTED AVERAGE COUPON                                 5.621%            Yes                             100.00%
WEIGHTED AVERAGE MARGIN                                 1.888%            No                               00.00%
NON-ZERO WEIGHTED AVERAGE INITIAL PERIODIC              4.029%
CAP
NON-ZERO WEIGHTED AVERAGE PERIODIC CAP                  1.896%            PRIMARY MORTGAGE INSURANCE COVERAGE
WEIGHTED AVERAGE MAXIMUM RATE                          10.641%            (FIRST LIEN LOANS WITH EFFECTIVE LTV >
                                                                          80%)
WEIGHTED AVERAGE FLOOR                                  1.888%            Yes                             100.00%
WEIGHTED AVERAGE ORIGINAL TERM (MO.)                       362            No                                0.00%
WEIGHTED AVERAGE REMAINING TERM (MO.)                      352
WEIGHTED AVERAGE LOAN AGE (MO.)                              9
WEIGHTED AVERAGE ORIGINAL LTV                           68.35%
NON-ZERO WEIGHTED AVERAGE FICO                             735
NON-ZERO WEIGHTED AVERAGE DTI                           29.50%
INTEREST ONLY MORTGAGE LOANS                            96.98%
FIRST LIEN MORTGAGE LOANS                               100.0%

PRODUCT TYPE                                                              PREPAYMENT PENALTY TERM
3/27 ARM (LIBOR)                                        10.37%            None                             92.74%
1 Month ARM (LIBOR)                                      1.21%            6 - 12                            5.09%
6 Month ARM (LIBOR)                                      0.00%            24                                2.17%
1 Year ARM (LIBOR and CMT)                               0.62%            36                                0.00%
3/1 ARM (LIBOR and CMT)                                 87.80%

                                                                          GEOGRAPHIC DISTRIBUTION
                                                                           (Other states account individually for
                                                                                                        less than
                                                                          5% of the Statistical Calculation Date
                                                                          principal balance)
                                                                          CO                               23.23%
                                                                          CA                               16.83%
                                                                          FL                               14.37%
LOAN PURPOSE                                                              NY                                7.19%
Purchase                                                66.59%            PA                                5.45%
Cash Out Refinance                                      22.00%
Rate/Term Refinance                                     11.41%
                                                                          OCCUPANCY STATUS
SERVICERS                                                                 Primary Home                     58.18%
Thornburg Mortgage Home Loans, Inc.*                    95.82%            Investment                       21.41%
First Republic Bank                                      0.76%            Second Home                      20.41%
Colonial National Mortgage                               3.42%
                                                                          LOAN DOCUMENTATION
                                                                          Full                             81.53%
                                                                          Stated                           18.47%
                                                                          No Ratio                          0.00%

* Cenlar FSB is the contracted sub-servicer for all non-REO servicing owned by Thornburg Mortgage Home Loans, Inc.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                            THORNBURG 2005-4 GROUP II STATISTICAL MORTGAGE LOAN SUMMARY

                                      AS OF THE STATISTICAL CALCULATION DATE
 TOTAL NUMBER OF LOANS                                      419            PRIMARY MORTGAGE INSURANCE COVERAGE
 TOTAL OUTSTANDING LOAN BALANCE                $ 248,737,851.25            Yes                              1.50%
 AVERAGE LOAN PRINCIPAL BALANCE                    $ 593,646.42            No                              98.50%
 FIXED RATE                                                0.0%
 ADJUSTABLE RATE (INCLUDING HYBRIDS)                     100.0%            PRIMARY MORTGAGE INSURANCE COVERAGE
 PREPAYMENT PENALTY                                      15.17%            (FIRST LIEN LOANS WITH LTV > 80%)
 WEIGHTED AVERAGE COUPON                                 5.626%            Yes                             62.67%
 WEIGHTED AVERAGE MARGIN                                 2.007%            No                              37.33%
 NON-ZERO WEIGHTED AVERAGE INITIAL PERIODIC              5.080%
 CAP
 NON-ZERO WEIGHTED AVERAGE PERIODIC CAP                  1.898%            PRIMARY MORTGAGE INSURANCE COVERAGE
 WEIGHTED AVERAGE MAXIMUM RATE                          10.746%            (FIRST LIEN LOANS WITH EFFECTIVE LTV
                                                                           > 80%)
 WEIGHTED AVERAGE FLOOR                                  2.007%            Yes                            100.00%
 WEIGHTED AVERAGE ORIGINAL TERM (MO.)                       360            No                               0.00%
 WEIGHTED AVERAGE REMAINING TERM (MO.)                      356
 WEIGHTED AVERAGE LOAN AGE (MO.)                              4
 WEIGHTED AVERAGE ORIGINAL LTV                           68.80%
 NON-ZERO WEIGHTED AVERAGE FICO                             743            PREPAYMENT PENALTY TERM
 NON-ZERO WEIGHTED AVERAGE DTI                           32.47%            None                            84.83%
 INTEREST ONLY MORTGAGE LOANS                            93.25%            6 - 12                           4.64%
 FIRST LIEN MORTGAGE LOANS                               100.0%            24                               0.00%
                                                                           27 - 36                          3.83%
 PRODUCT TYPE                                                              48                               5.05%
 5/25 ARM (LIBOR)                                        10.35%            60                               1.65%
 5/1 ARM (LIBOR and CMT)                                 89.16%
 5/1 ARM (1 MONTH LIBOR)                                                   GEOGRAPHIC DISTRIBUTION
                                                           .48%
                                                                           (Other states account individually
                                                                           for less than
                                                                           5% of the Statistical Calculation
                                                                           Date principal balance)
                                                                           CA                              25.45%
                                                                           FL                              11.97%
                                                                           CO                               9.58%
                                                                           NY                               7.99%
                                                                           NC                               5.84%
                                                                           GA                               5.18%

 LOAN PURPOSE                                                              OCCUPANCY STATUS
 Purchase                                                59.81%            Primary Home                    65.91%
 Cash Out Refinance                                      24.79%            Second Home                     17.30%
 Rate/Term Refinance                                     15.40%            Investment                      16.79%

 SERVICERS                                                                 LOAN DOCUMENTATION
 Thornburg Mortgage Home                                 84.19%            Full                            91.27%
 Colonial Savings, F.A.                                   2.12%            Stated                           7.96%
 First Republic Bank                                     13.69%            No Ratio                         0.71%
                                                                           Streamline                       0.06%

* Cenlar FSB is the contracted sub-servicer for all non-REO servicing owned by Thornburg Mortgage Home Loans, Inc.


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                            THORNBURG 2005-4 GROUP III STATISTICAL MORTGAGE LOAN SUMMARY

                                      AS OF THE STATISTICAL CALCULATION DATE
 TOTAL NUMBER OF LOANS                                      536          PRIMARY MORTGAGE INSURANCE COVERAGE
 TOTAL OUTSTANDING LOAN BALANCE                $ 330,251,428.71          Yes                                 0.4%
 AVERAGE LOAN PRINCIPAL BALANCE                    $ 616,140.73          No                                99.60%
 FIXED RATE                                                0.0%
 ADJUSTABLE RATE (INCLUDING HYBRIDS)                     100.0%          PRIMARY MORTGAGE INSURANCE COVERAGE
 PREPAYMENT PENALTY                                       4.79%          (FIRST LIEN LOANS WITH LTV > 80%)
 WEIGHTED AVERAGE COUPON                                 5.584%          Yes                              100.00%
 WEIGHTED AVERAGE MARGIN                                 2.120%          No                                00.00%
 NON-ZERO WEIGHTED AVERAGE INITIAL PERIODIC              5.018%
 CAP
 NON-ZERO WEIGHTED AVERAGE PERIODIC CAP                  1.965%          PRIMARY MORTGAGE INSURANCE COVERAGE
 WEIGHTED AVERAGE MAXIMUM RATE                          10.598%          (FIRST LIEN LOANS WITH EFFFECTIVE LTV >
                                                                         80%)
 WEIGHTED AVERAGE FLOOR                                  2.120%          Yes                              100.00%
 WEIGHTED AVERAGE ORIGINAL TERM (MO.)                       360          No                                 0.00%
 WEIGHTED AVERAGE REMAINING TERM (MO.)                      357
 WEIGHTED AVERAGE LOAN AGE (MO.)                              3
 WEIGHTED AVERAGE ORIGINAL LTV                           71.56%
 NON-ZERO WEIGHTED AVERAGE FICO                             748
 NON-ZERO WEIGHTED AVERAGE DTI                           33.12%
 INTEREST ONLY MORTGAGE LOANS                            42.04%
 FIRST LIEN MORTGAGE LOANS                                 100%

 PRODUCT TYPE                                                            PREPAYMENT PENALTY TERM
 7/23 ARM (LIBOR)                                         3.51%          None                              95.21%
 7/1 ARM (LIBOR and CMT)                                 96.49%          12                                 2.33%
                                                                         25-36                              0.94%
                                                                         60                                 1.51%


                                                                         GEOGRAPHIC DISTRIBUTION
                                                                         (Other states account individually for
                                                                         less than
                                                                         5% of the Statistical Calculation Date
                                                                         principal balance)
                                                                         CA                                26.86%
                                                                         IL                                 8.29%
                                                                         CO                                 7.44%
 LOAN PURPOSE                                                            VA                                 6.98%
 Purchase                                                55.78%          NY                                 6.60%
 Cash Out Refinance                                      25.85%
 Rate/Term Refinance                                     18.38%          OCCUPANCY STATUS
 Construction Permanent                                   0.00%          Primary Home                      87.07%
                                                                         Second Home                        9.42%
 SERVICERS                                                               Investment                         3.51%
 Colonial Savings, F.A.                                   0.43%
 Thornburg Mortgage Home *                               40.07%          LOAN DOCUMENTATION
 ABN AMRO                                                55.96%          Full                              97.11%
 First Republic Bank                                      3.55%          Stated                             2.66%
                                                                         No Ratio                           0.23%
                                                                         Limited                            0.00%

* Cenlar FSB is the contracted sub-servicer for all non-REO servicing owned by Thornburg Mortgage Home Loans, Inc.


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                            THORNBURG 2005-4 GROUP IV STATISTICAL MORTGAGE LOAN SUMMARY

                                      AS OF THE STATISTICAL CALCULATION DATE
 TOTAL NUMBER OF LOANS                                    1,162            PRIMARY MORTGAGE INSURANCE COVERAGE
 TOTAL OUTSTANDING LOAN BALANCE                 $815,325,739.49            Yes                              0.55%
 AVERAGE LOAN PRINCIPAL BALANCE                     $701,657.26            No                              99.45%
 FIXED RATE                                                0.0%
 ADJUSTABLE RATE (INCLUDING HYBRIDS)                     100.0%            PRIMARY MORTGAGE INSURANCE COVERAGE
 PREPAYMENT PENALTY                                      22.01%            (FIRST LIEN LOANS WITH LTV > 80%)
 WEIGHTED AVERAGE COUPON                                 5.683%            Yes                             82.95%
 WEIGHTED AVERAGE MARGIN                                 2.229%            No                              17.05%
 NON-ZERO WEIGHTED AVERAGE INITIAL PERIODIC              5.104%
 CAP
 NON-ZERO WEIGHTED AVERAGE PERIODIC CAP                  1.977%            PRIMARY MORTGAGE INSURANCE COVERAGE
 WEIGHTED AVERAGE MAXIMUM RATE                          10.828%            (FIRST LIEN LOANS WITH EFFECTIVE LTV
                                                                           > 80%)
 WEIGHTED AVERAGE FLOOR                                  2.229%            Yes                            100.00%
 WEIGHTED AVERAGE ORIGINAL TERM (MO.)                       360            No                               0.00%
 WEIGHTED AVERAGE REMAINING TERM (MO.)                      357
 WEIGHTED AVERAGE LOAN AGE (MO.)                              3
 WEIGHTED AVERAGE ORIGINAL LTV                           64.98%
 NON-ZERO WEIGHTED AVERAGE FICO                             751
 NON-ZERO WEIGHTED AVERAGE DTI                           31.42%
 INTEREST ONLY MORTGAGE LOANS                            87.01%
 FIRST LIEN MORTGAGE LOANS                               100.0%
                                                                           PREPAYMENT PENALTY TERM
 PRODUCT TYPE                                                              None                            77.99%
 10/20 ARM (LIBOR)                                        2.39%            6                                0.38%
 10/1 ARM (LIBOR and CMT)                                97.47%            12                               4.23%
 10/1 ARM (1 MONTH LIBOR)                                                                                   0.36%
                                                           .13%            13 - 24
                                                                           25 - 36                          7.39%
                                                                           60                               9.66%


                                                                           GEOGRAPHIC DISTRIBUTION
                                                                           (Other states account individually
                                                                           for less than
                                                                           5% of the Statistical Calculation
                                                                           Date principal balance)
                                                                           CA                              41.76%
                                                                           NY                               8.02%
 LOAN PURPOSE                                                              CO                               6.46%
 Purchase                                                53.69%
 Cash Out Refinance                                      25.80%            OCCUPANCY STATUS
 Rate/Term Refinance                                     20.51%            Primary Home                    81.21%
                                                                           Second Home                     13.23%
 SERVICERS                                                                 Investment                       5.56%
 Thornburg Mortgage Home Loans, Inc.*                    42.40%
 Bank of America                                          9.49%            LOAN DOCUMENTATION
 CHL                                                     12.06%            Full                            87.64%
 First Republic Bank                                     15.44%            Stated                           6.48%
 Wells Fargo Bank, N.A.                                  19.28%            No Ratio                         5.88%

* Cenlar FSB is the contracted sub-servicer for all non-REO servicing owned by Thornburg Mortgage Home Loans, Inc.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                       AGGREGATE STATISTICAL CHARACTERISTICS

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                            SCHEDULED PRINCIPAL BALANCES
                                       MORTGAGE                                         % OF
                 ($)                     LOANS          PRINCIPAL BALANCE ($)        PRINCIPAL BALANCE
        0 -   250,000                      306             52,797,047                     3.620
  250,001 -   300,000                      106             29,540,488                     2.020
  300,001 -   350,000                       94             30,676,634                     2.100
  350,001 -   400,000                      124             47,143,017                     3.230
  400,001 -   450,000                      218             93,049,247                     6.380
  450,001 -   500,000                      226            108,202,835                     7.420
  500,001 -   550,000                      165             87,098,436                     5.970
  550,001 -   600,000                      164             94,854,148                     6.500
  600,001 -   650,000                      126             79,739,900                     5.470
  650,001 -   700,000                       81             55,138,758                     3.780
  700,001 -   750,000                       62             45,387,915                     3.110
  750,001 -   800,000                       56             43,745,600                     3.000
  800,001 -   850,000                       39             32,386,462                     2.220
  850,001 -   900,000                       32             28,116,366                     1.930
  900,001 -   950,000                       22             20,483,225                     1.400
  950,001 - 1,000,000                       99             98,295,044                     6.740
1,000,001 - 1,100,000                       33             35,478,288                     2.430
1,100,001 - 1,200,000                       27             31,592,445                     2.170
1,200,001 - 1,300,000                       33             41,550,876                     2.850
1,300,001 - 1,400,000                       31             42,429,318                     2.910
1,400,001 - 1,500,000                       25             36,817,638                     2.520
1,500,001 +                                143            324,282,947                    22.230
------------------------------------------------------------------------------------------------
TOTAL:                                   2,212          1,458,806,634                    100.00

Minimum:                  $44,956
Maximum:               $6,200,000
Average:                  $659,497

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                 AGGREGATE STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                   MORTGAGE RATES
                                       MORTGAGE                                         % OF
     (%)                                LOANS          PRINCIPAL BALANCE ($)         PRINCIPAL BALANCE
 0.000 -  5.000                            62                 44,694,393                    3.06
 5.001 -  5.250                           192                135,008,084                    9.25
 5.251 -  5.500                           571                384,500,691                   26.36
 5.501 -  5.750                           740                481,173,598                   32.98
 5.751 -  6.000                           460                286,952,270                   19.67
 6.001 -  6.250                           138                 87,495,087                    6.00
 6.251 -  6.500                            45                 31,341,154                    2.15
 6.501 -  6.750                             4                  7,641,357                    0.52
-------------------------------------------------------------------------------------------------
TOTAL:                                  2,212              1,458,806,634                  100.00
-------------------------------------------------------------------------------------------------

Minimum:                4.375%
Maximum:                6.750%
Weighted Average:       5.648%


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  AGGREGATE STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                    ORIGINAL TERMS TO STATED MATURITY
                                  MORTGAGE                                                   % OF
         (MONTHS)                   LOANS            PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
300                                      1                      109,388                        0.01
360                                  2,207                1,456,067,746                       99.81
480                                      4                    2,629,500                        0.18
----------------------------------------------------------------------------------------------------
TOTAL:                               2,212                1,458,806,634                      100.00

Minimum:               300
Maximum:                   480
Weighted Average:       360


                                         REMAINING TERMS TO STATED MATURITY
                                  MORTGAGE                                               % OF
        (MONTHS)                   LOANS        PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
 240 -  300                             1                 109,388                         0.01
 301 -  360                         2,207           1,456,067,746                        99.81
 361 >=                                 4               2,629,500                         0.18
-----------------------------------------------------------------------------------------------
TOTAL:                              2,212           1,458,806,634                       100.00

Minimum:                  254
Maximum:               478
Weighted Average:   357

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                 AGGREGATE STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                            ORIGINAL LOAN-TO-VALUE RATIO
                                        MORTGAGE LOANS                                            % OF
                  (%)                          LOANS             PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
   0.01 -    10.00                                3                      201,956                       0.01
  10.01 -   20.00                                19                   10,912,051                       0.75
  20.01 -   30.00                                25                   14,507,239                       0.99
  30.01 -   40.00                                54                   40,333,548                       2.76
  40.01 -   50.00                               137                  112,392,187                       7.70
  50.01 -   60.00                               228                  216,545,798                      14.84
  60.01 -   70.00                               437                  370,418,886                      25.39
  70.01 -   80.00                             1,268                  679,167,635                      46.56
  80.01 -   90.00                                29                    9,422,011                       0.65
  90.01 -  100.00                                12                    4,905,323                       0.34
-----------------------------------------------------------------------------------------------------------
TOTAL:                                        2,212                1,458,806,634                     100.00

Minimum:                     5.71%
Maximum:                 100.00%
Non-Zero WA:               67.26%

                                                     FICO SCORE
                                        MORTGAGE                                                  % OF
                                            LOANS            PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
 <=0                                          3                    1,458,250                       0.10
 551 -  600                                   1                    1,300,000                       0.09
 601 -  650                                  14                   10,367,897                       0.71
 651 -  700                                 291                  197,099,613                      13.51
 701 -  750                                 692                  463,678,848                      31.78
 751 -  800                               1,057                  679,824,176                       46.6
 801 -  850                                 154                  105,077,851                       7.20
-------------------------------------------------------------------------------------------------------
TOTAL:                                    2,212                1,458,806,634                     100.00

Non-Zero Minimum:        550
Maximum:                 837
Non-Zero WA:             748

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  AGGREGATE STATISTICAL CHARACTERISTICS (CONTINUED)

                  Collateral characteristics are listed below as of the Statistical Calculation Date

                                                     LOAN PURPOSE
                                       MORTGAGE                                             % OF
                                        LOANS              PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
  Purchase                               1,257                  813,683,107                      55.78
  Cash Out Refinance                       552                  371,539,500                      25.47
  Rate/Term Refinance                      403                  273,584,027                      18.75
-------------------------------------------------------------------------------------------------------
  TOTAL:                                 2,212                1,458,806,634                     100.00

                                                    PROPERTY TYPE
                                       MORTGAGE                                                 % OF
                                        LOANS                PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
  2-4 Family                                40                   28,317,962                         1.94
  CO-OP                                     29                   22,880,261                         1.57
  Condominium                              316                  175,073,338                        12.00
  PUD                                      504                  296,974,208                        20.36
  Single Family                          1,323                  935,560,866                        64.13
--------------------------------------------------------------------------------------------------------
  TOTAL:                                 2,212                1,458,806,634                       100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                 AGGREGATE STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                  STATES - TOP 30

                                        MORTGAGE                                            % OF
                                          LOANS              PRINCIPAL BALANCE ($)         PRINCIPAL BALANCE
              California                    634                  503,307,592                     34.50
               Colorado                     131                  116,093,087                      7.96
               New York                     127                  111,671,951                      7.66
                Florida                     150                   81,195,274                      5.57
               Illinois                      97                   57,013,010                      3.91
                Georgia                     110                   54,177,217                      3.71
               Virginia                     107                   52,081,079                      3.57
              New Jersey                     68                   48,803,488                      3.35
              Washington                     85                   43,475,471                      2.98
            North Carolina                   63                   35,592,785                      2.44
             Massachusetts                   38                   31,556,721                      2.16
               Maryland                      52                   29,832,904                      2.05
                Arizona                      51                   28,824,434                      1.98
               Minnesota                     53                   27,650,659                      1.90
              Connecticut                    31                   27,574,075                      1.89
             Pennsylvania                    50                   27,534,483                      1.89
            South Carolina                   55                   24,882,594                      1.71
                Nevada                       43                   19,364,667                      1.33
                 Utah                        22                   15,803,029                      1.08
                 Texas                       28                   14,522,210                      1.00
              New Mexico                     31                   13,309,637                      0.91
               Missouri                      22                   12,888,011                      0.88
                Hawaii                       16                   11,742,677                      0.80
                Oregon                       24                   10,165,702                      0.70
                 Ohio                        20                    8,346,635                      0.57
                Alabama                      15                    6,507,983                      0.45
               Tennessee                     17                    6,476,328                      0.44
               Michigan                      11                    5,857,605                      0.40
         District of Columbia                 9                    5,093,378                      0.35
               Wisconsin                      9                    4,886,695                      0.33
                 Other                       43                   22,575,252                      1.55
------------------------------------------------------------------------------------------------------
TOTAL:                                    2,212                1,458,806,634                    100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  AGGREGATE STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                               PREPAYMENT PENALTY TERM

                                        MORTGAGE                                           % OF
             (MONTHS)                      LOANS                 PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
None                                        1,955                 1,221,102,360                83.71
6                                               4                     5,392,116                 0.37
12                                             72                    54,722,838                 3.75
24                                              3                     4,300,000                 0.29
36                                             88                    72,896,814                 5.00
48                                              9                    12,566,381                 0.86
60                                             81                    87,826,125                 6.02
----------------------------------------------------------------------------------------------------
TOTAL:                                      2,212                 1,458,806,634               100.00


                                                 DOCUMENTATION TYPE

                                            MORTGAGE                                          % OF
                                               LOANS            PRINCIPAL BALANCE ($)        PRINCIPAL BALANCE
Full                                           2,011               1,314,865,078                  90.13
No Ratio                                          85                  50,482,916                   3.46
Stated                                           115                  93,298,339                   6.40
Streamline                                         1                     160,301                   0.01
-------------------------------------------------------------------------------------------------------
TOTAL:                                         2,212               1,458,806,634                 100.00


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  AGGREGATE STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                     GROSS MARGIN

                                            MORTGAGE                                           % OF
                   (%)                        LOANS            PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
0.000 - 1.749                                   3                      545,129                     0.04
1.750 - 1.999                               1,082                  718,157,222                    49.23
2.000 - 2.249                                   5                    5,127,890                     0.35
2.250 - 2.499                                 655                  391,754,357                    26.85
2.500 - 2.749                                 180                  179,528,818                    12.31
2.750 - 2.999                                 286                  161,393,218                    11.06
3.250 >=                                        1                    2,300,000                     0.16
-------------------------------------------------------------------------------------------------------
TOTAL:                                      2,212                1,458,806,634                   100.00

Non-Zero Minimum:        1.000%
Maximum:                 3.250%
Non-Zero WA:             2.152%

                                                INITIAL PERIODIC CAP

                                            MORTGAGE                                            % OF
                   (%)                        LOANS           PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
2.000                                           4                    1,889,600                    0.13
4.000                                          86                   58,219,665                    3.99
5.000                                       2,012                1,286,821,841                   88.21
6.000                                         110                  111,875,528                    7.67
------------------------------------------------------------------------------------------------------
TOTAL:                                      2,212                1,458,806,634                  100.00


Non-Zero Minimum:        2.000%
Maximum:                 6.000%
Non-Zero WA:             5.033%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                      AGGREGATE STATISTICAL CHARACTERISTICS
                                   (CONTINUED)

 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                   PERIODIC CAP
                                          MORTGAGE                                           % OF
                  (%)                       LOANS           PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
1.000                                          77                   64,594,032                   4.43
2.000                                       2,134                1,393,364,602                  95.51
5.000                                           1                      848,000                   0.06
-----------------------------------------------------------------------------------------------------
TOTAL:                                      2,212                1,458,806,634                 100.00

Non-Zero Minimum:          1.000%
Maximum:                   5.000%
Non-Zero WA:                  1.957%


                                                 INTEREST ONLY TERM

                                            MORTGAGE                                           % OF
                 (MONTHS)                     LOANS            PRINCIPAL BALANCE ($)       PRINCIPAL BALANCE
none                                            556                  316,054,087                21.67
36                                               16                   10,418,665                 0.71
60                                               58                   46,783,214                 3.21
84                                               19                   15,610,326                 1.07
120                                           1,563                1,069,940,342                73.34
-----------------------------------------------------------------------------------------------------
TOTAL:                                        2,212                1,458,806,634               100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916



                                 AGGREGATE STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                    MAXIMUM RATE

                                           MORTGAGE                                          % OF
                   (%)                      LOANS            PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
  9.000 -  9.499                               3                   1,282,658                     0.09
  9.500 -  9.999                              21                  11,970,040                     0.82
 10.000 - 10.499                             403                 259,851,600                    17.81
 10.500 - 10.999                           1,299                 823,722,601                    56.47
 11.000 - 11.499                             393                 276,403,936                    18.95
 11.500 - 11.999                              92                  85,307,799                     5.85

12.500 >=                                      1                     268,000                     0.02
-----------------------------------------------------------------------------------------------------
TOTAL:                                     2,212               1,458,806,634                   100.00

Minimum:                  9.375%
Maximum:                 12.500%
Non-Zero WA:             10.754%


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                 AGGREGATE STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                       FLOOR

                                           MORTGAGE                                          % OF
                   (%)                       LOANS          PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
0.000 - 1.749                                   3                     545,129                   0.04
1.750 - 1.999                               1,082                 718,157,222                  49.23
2.000 - 2.249                                   5                   5,127,890                   0.35
2.250 - 2.499                                 655                 391,754,357                  26.85
2.500 - 2.749                                 180                 179,528,818                  12.31
2.750 - 2.999                                 286                 161,393,218                  11.06
3.250 >=                                        1                   2,300,000                   0.16
-----------------------------------------------------------------------------------------------------
TOTAL:                                      2,212               1,458,806,634                 100.00

Minimum:                   1.000%
Maximum:                   3.250%
Weighted Average:  2.152%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                 AGGREGATE STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                     SERVICERS

                                             MORTGAGE      PRINCIPAL BALANCE                % OF
                                               LOANS             ($)                      PRINCIPAL BALANCE
Thornburg Mortgage Home Loans, Inc.*           1104            749,238,212                   51.36
Colonial Savings, F.A.                           22             19,629,146                    1.35
Wells Fargo Bank N.A.                           280            157,176,116                   10.77
ABN AMRO                                        334            184,809,194                   12.67
Bank of America                                 134             77,409,665                    5.31
CHL                                             158             98,364,803                    6.74
First Republic Bank                             180            172,179,498                   11.80
---------------------------------------------------------------------------------------------------
TOTAL:                                        2,212          1,458,806,634                  100.00

* Cenlar FSB is the contracted sub-servicer for all non-REO servicing owned by Thornburg Mortgage Home Loans, Inc.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                 AGGREGATE STATISTICAL CHARACTERISTICS (CONTINUED)

                Collateral characteristics are listed below as of the Statistical Calculation Date

                                          MONTHS TO NEXT RATE ADJUSTMENT

                                         MORTGAGE                                           % OF
                (MONTHS)                   LOANS          PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
    0 -     4                                  1                  780,000                      0.05
    5 -     9                                  1                  402,000                      0.03
   20 -    24                                  1                1,100,000                      0.08
   30 -    34                                 58               33,815,700                      2.32
   35 -    39                                 34               28,393,915                      1.95
   45 -    49                                  1                1,279,993                      0.09
   50 -    54                                  3                1,123,500                      0.08
   55 -    59                                392              233,820,208                     16.03
   60 -    64                                 23               12,514,150                      0.86
   70 -    74                                  2                  909,385                      0.06
   75 -    79                                 38               23,427,351                      1.61
   80 -    84                                496              305,914,693                     20.97
  110 -   114                                 14                7,752,567                      0.53
  115 -   119                              1,099              771,532,793                     52.89
  120 -   124                                 49               36,040,380                      2.47
----------------------------------------------------------------------------------------------------
TOTAL:                                     2,212            1,458,806,634                    100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                        GROUP I STATISTICAL CHARACTERISTICS

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                            SCHEDULED PRINCIPAL BALANCES

                                       MORTGAGE                                             % OF
                 ($)                    LOANS               PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
        0 -   250,000                    22                    3,653,826                        5.67
  250,001 -   300,000                     6                    1,652,600                        2.56
  300,001 -   350,000                     9                    2,927,009                        4.54
  350,001 -   400,000                     2                      758,095                        1.18
  400,001 -   450,000                    13                    5,529,172                        8.57
  450,001 -   500,000                     6                    2,865,350                        4.44
  500,001 -   550,000                     2                    1,044,000                        1.62
  550,001 -   600,000                     7                    3,987,050                        6.18
  600,001 -   650,000                     3                    1,930,000                        2.99
  650,001 -   700,000                     3                    2,043,200                        3.17
  750,001 -   800,000                     1                      780,000                        1.21
  800,001 -   850,000                     2                    1,674,822                        2.60
  850,001 -   900,000                     1                      900,000                        1.40
  900,001 -   950,000                     1                      945,000                        1.47
  950,001 - 1,000,000                     2                    1,975,027                        3.06
1,000,001 - 1,100,000                     2                    2,128,000                        3.30
1,100,001 - 1,200,000                     1                    1,110,048                        1.72
1,300,001 - 1,400,000                     3                    4,080,000                        6.33
1,400,001 - 1,500,000                     1                    1,500,000                        2.33
1,500,001 >=                              8                   23,008,416                       35.68
-----------------------------------------------------------------------------------------------------
TOTAL:                                   95                   64,491,615                      100.00

Minimum:                   $57,000
Maximum:              $4,500,000
Average:                 $678,859

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP I STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                   MORTGAGE RATES

                                       MORTGAGE                                             % OF
                 (%)                     LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
 0.001 -  5.000                             4                1,355,850                         2.10
 5.001 -  5.250                            11                4,791,621                         7.43
 5.251 -  5.500                            34               26,160,842                        40.56
 5.501 -  5.750                            20               15,482,891                        24.01
 5.751 -  6.000                            17               11,814,535                        18.32
 6.001 -  6.250                             7                4,144,275                         6.43
 6.251 -  6.500                             1                  221,600                         0.34
 6.501 -  6.750                             1                  520,000                         0.81
----------------------------------------------------------------------------------------------------
TOTAL:                                     95               64,491,615                       100.00

Minimum:                4.750%
Maximum:                6.625%
Weighted Average:       5.621%


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                   GROUP I STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                          ORIGINAL TERMS TO STATED MATURITY

                                        MORTGAGE                                             % OF
               (MONTHS)                  LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
360                                         93                63,638,115                        98.68
480                                          2                   853,500                         1.32
------------------------------------------------------------------------------------------------------
TOTAL:                                      95                64,491,615                       100.00

Minimum:               360
Maximum:               480
Weighted Average:      362


                                         REMAINING TERMS TO STATED MATURITY

                                       MORTGAGE                                              % OF
               (MONTHS)                  LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
301 - 360                                  93               63,638,115                        98.68
361 >=                                      2                  853,500                         1.32
----------------------------------------------------------------------------------------------------
TOTAL:                                     95               64,491,615                       100.00

Minimum:               319
Maximum:               478
Weighted Average:      352

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP I STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                            ORIGINAL LOAN-TO-VALUE RATIO

                                        MORTGAGE                                            % OF
                  (%)                     LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
         0.01 -   10.00                      1                 57,000                            0.09
        10.01 -   20.00                      3                568,051                            0.88
        40.01 -   50.00                      2              2,045,000                            3.17
        50.01 -   60.00                      9             17,922,357                           27.79
        60.01 -   70.00                     16             17,374,621                           26.94
        70.01 -   80.00                     59             25,396,320                           39.38
        80.01 -   90.00                      4                985,766                            1.53
        90.01 -  100.00                      1                142,500                            0.22
-------------------------------------------------------------------------------------------------------
TOTAL:                                      95             64,491,615                          100.00

Minimum:                  8.14%
Maximum:                 95.00%
Non-Zero WA:             68.35%


                                                     FICO SCORE

                                        MORTGAGE                                            % OF
                                           LOANS        PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
<=0                                        1                      106,250                       0.16
 601 -  650                                2                    1,347,000                       2.09
 651 -  700                               16                   13,028,217                      20.20
 701 -  750                               25                   19,360,373                      30.02
 751 -  800                               44                   29,126,110                      45.16
 801 -  850                                7                    1,523,665                       2.36
-----------------------------------------------------------------------------------------------------
TOTAL:                                    95                   64,491,615                     100.00

Non-Zero Minimum:          633
Maximum:                   837
Non-Zero WA:               735

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                   GROUP I STATISTICAL CHARACTERISTICS (CONTINUED)

                  Collateral characteristics are listed below as of the Statistical Calculation Date

                                                     LOAN PURPOSE

                                       MORTGAGE                                             % OF
                                          LOANS                PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
  Purchase                                  62                   42,945,281                     66.59
  Cash Out Refinance                        18                   14,187,022                     22.00
  Rate/Term Refinance                       15                    7,359,311                     11.41
  ----------------------------------------------------------------------------------------------------
  TOTAL:                                    95                   64,491,615                    100.00



                                                    PROPERTY TYPE

                                       MORTGAGE                                             % OF
                                         LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
  2-4 Family                                 1              1,330,000                         2.06
  CO-OP                                      1                994,116                         1.54
  Condominium                               20              8,545,821                        13.25
  PUD                                       31             21,741,588                        33.71
  Single Family                             42             31,880,090                        49.43
  -------------------------------------------------------------------------------------------------
  TOTAL:                                    95             64,491,615                       100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP I STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                  STATES - TOP 30

                                        MORTGAGE                                            % OF
                                          LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
Colorado                                   8                   14,980,902                      23.23
California                                11                   10,854,366                      16.83
Florida                                   15                    9,268,874                      14.37
New York                                   5                    4,636,272                       7.19
Pennsylvania                               4                    3,514,483                       5.45
Georgia                                    5                    2,457,282                       3.81
Washington                                 4                    1,950,400                       3.02
South Carolina                             5                    1,868,625                       2.90
Virginia                                   5                    1,709,749                       2.65
Minnesota                                  6                    1,608,350                       2.49
Nevada                                     2                    1,550,000                       2.40
Tennessee                                  3                    1,480,512                       2.30
Utah                                       1                    1,350,000                       2.09
Maryland                                   2                    1,041,800                       1.62
North Carolina                             3                      993,900                       1.54
New Jersey                                 2                      853,900                       1.32
Illinois                                   2                      779,300                       1.21
Oregon                                     2                      621,500                       0.96
Connecticut                                1                      575,000                       0.89
Alabama                                    2                      567,200                       0.88
Arizona                                    1                      524,000                       0.81
Texas                                      1                      450,000                       0.70
New Mexico                                 2                      348,100                       0.54
Arkansas                                   1                      271,900                       0.42
Vermont                                    1                      135,200                       0.21
Hawaii                                     1                      100,000                       0.16
-----------------------------------------------------------------------------------------------------
TOTAL:                                    95                   64,491,615                     100.00


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                   GROUP I STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                               PREPAYMENT PENALTY TERM

                                            MORTGAGE                                            % OF
                 (MONTHS)                     LOANS           PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
None                                           90                 59,809,275                      92.74
6                                               1                    994,116                       1.54
12                                              3                  2,288,224                       3.55
24                                              1                  1,400,000                       2.17
--------------------------------------------------------------------------------------------------------
TOTAL:                                         95                 64,491,615                        100



                                                 DOCUMENTATION TYPE

                                            MORTGAGE                                            % OF
                                              LOANS           PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
Full                                           83                52,579,689                      81.53
Stated                                         12                11,911,926                      18.47
-------------------------------------------------------------------------------------------------------
TOTAL:                                         95                64,491,615                     100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                   GROUP I STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                     GROSS MARGIN

                                            MORTGAGE                                            % OF
                   (%)                        LOANS            PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
0.000 - 1.749                                  1                     106,250                       0.16
1.750 - 1.999                                 87                  59,525,340                      92.30
2.000 - 2.249                                  3                   3,813,525                       5.91
2.250 - 2.499                                  3                     827,200                       1.28
2.500 - 2.749                                  1                     219,300                       0.34
--------------------------------------------------------------------------------------------------------
TOTAL:                                        95                  64,491,615                     100.00

Minimum:                     1.000%
Maximum:                     2.500%
Non-Zero WA:                 1.888%



                                                INITIAL PERIODIC CAP

                                            MORTGAGE                                            % OF
                   (%)                        LOANS           PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
2.000                                           4                1,889,600                       2.93
4.000                                          85               56,920,665                      88.26
5.000                                           6                5,681,350                       8.81
------------------------------------------------------------------------------------------------------
TOTAL:                                         95               64,491,615                     100.00

Non-Zero Minimum:        2.000%
Maximum:                 5.000%
Non-Zero WA:             4.029%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                 GROUP I STATISTICAL CHARACTERISTICS (CONTINUED)

                Collateral characteristics are listed below as of the Statistical Calculation Date

                                                   PERIODIC CAP

                                          MORTGAGE                                           % OF
                  (%)                       LOANS           PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
1.000                                        5                    6,685,400                        10.37
2.000                                       90                   57,806,215                        89.63
---------------------------------------------------------------------------------------------------------
TOTAL:                                      95                   64,491,615                       100.00

Non-Zero Minimum:        1.000%
Maximum:                 2.000%
Non-Zero WA:             1.896%




                                               INTEREST ONLY PERIOD

                                          MORTGAGE                                           % OF
                (MONTHS)                    LOANS          PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
None                                           8               1,946,986                         3.02
36                                            15              10,145,565                        15.73
120                                           72              52,399,064                        81.25
------------------------------------------------------------------------------------------------------
TOTAL:                                        95              64,491,615                       100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP I STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                    MAXIMUM RATE

                                           MORTGAGE                                          % OF
                   (%)                       LOANS         PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
 9.500 -  9.999                                2                     378,150                     0.59
10.000 - 10.499                               26                  16,798,493                    26.05
10.500 - 10.999                               49                  35,381,697                    54.86
11.000 - 11.499                               17                  11,413,275                    17.70
11.500 - 11.999                                1                     520,000                     0.81
--------------------------------------------------------------------------------------------------------
TOTAL:                                        95                  64,491,615                   100.00

Minimum:                  9.750%
Maximum:                 11.625%
Non-Zero WA:             10.641%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                  GROUP I STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                       FLOOR

                                           MORTGAGE                                          % OF
                   (%)                       LOANS          PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
0.000 - 1.749                                1                     106,250                       0.16
1.750 - 1.999                               87                  59,525,340                      92.30
2.000 - 2.249                                3                   3,813,525                       5.91
2.250 - 2.499                                3                     827,200                       1.28
2.500 - 2.749                                1                     219,300                       0.34
------------------------------------------------------------------------------------------------------
TOTAL:                                      95                  64,491,615                     100.00

Minimum:                              1.000%
Maximum:                              2.500%
Non-Zero Weighted Average:            1.888%


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                 GROUP I STATISTICAL CHARACTERISTICS (CONTINUED)

                Collateral characteristics are listed below as of the Statistical Calculation Date

                                                    SERVICERS

                                            MORTGAGE                                            % OF
                                              LOANS       PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
Thornburg Mortgage Home Loans, Inc.*          91                61,796,115                    95.82
Inc.*
First Republic Bank                            1                   492,000                     0.76
Colonial Savings, F.A.
                                               3                 2,203,500                     3.42
----------------------------------------------------------------------------------------------------
TOTAL:                                        95                64,491,615                   100.00

* Cenlar FSB is the contracted sub-servicer for all non-REO servicing owned by Thornburg Mortgage Home Loans, Inc.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP I STATISTICAL CHARACTERISTICS (CONTINUED)

                Collateral characteristics are listed below as of the Statistical Calculation Date

                                          MONTHS TO NEXT RATE ADJUSTMENT

                                         MORTGAGE                                           % OF
                (MONTHS)                   LOANS         PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
    0 -     4                              1                      780,000                      1.21
    5 -     9                              1                      402,000                      0.62
   20 -    24                              1                    1,100,000                      1.71
   30 -    34                             58                   33,815,700                     52.43
   35 -    39                             34                   28,393,915                     44.03
----------------------------------------------------------------------------------------------------
TOTAL:                                    95                   64,491,615                    100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                        GROUP II STATISTICAL CHARACTERISTICS

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                            SCHEDULED PRINCIPAL BALANCES

                                       MORTGAGE                                             % OF
                 ($)                     LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
        0 -   250,000                     110                   19,101,532                   7.68
  250,001 -   300,000                      37                   10,348,184                   4.16
  300,001 -   350,000                      35                   11,304,676                   4.54
  350,001 -   400,000                      32                   12,008,565                   4.83
  400,001 -   450,000                      28                   11,947,656                   4.80
  450,001 -   500,000                      18                    8,611,676                   3.46
  500,001 -   550,000                      16                    8,411,533                   3.38
  550,001 -   600,000                      17                    9,852,614                   3.96
  600,001 -   650,000                      12                    7,454,181                   3.00
  650,001 -   700,000                       9                    6,127,697                   2.46
  700,001 -   750,000                       8                    5,836,600                   2.35
  750,001 -   800,000                       5                    3,899,000                   1.57
  800,001 -   850,000                       9                    7,418,141                   2.98
  850,001 -   900,000                       1                      900,000                   0.36
  900,001 -   950,000                       6                    5,588,568                   2.25
  950,001 - 1,000,000                      15                   14,929,319                   6.00
1,000,001 - 1,100,000                       7                    7,538,438                   3.03
1,100,001 - 1,200,000                       7                    8,259,147                   3.32
1,200,001 - 1,300,000                       8                   10,069,316                   4.05
1,300,001 - 1,400,000                       6                    8,206,150                   3.30
1,400,001 - 1,500,000                       3                    4,417,000                   1.78
1,500,001 >=                               30                   66,507,856                  26.74
--------------------------------------------------------------------------------------------------
TOTAL:                                    419                  248,737,851                 100.00

Minimum:                 $600,000
Maximum:               $6,200,000
Average:                  $593,646

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP II STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                   MORTGAGE RATES

                                       MORTGAGE                                              % OF
                 (%)                     LOANS           PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
 0.001 -  5.000                             9                 8,678,574                        3.49
 5.001 -  5.250                            43                36,395,725                       14.63
 5.251 -  5.500                           132                71,666,874                       28.81
 5.501 -  5.750                           113                60,737,546                       24.42
 5.751 -  6.000                            80                42,013,705                       16.89
 6.001 -  6.250                            32                19,616,377                        7.89
 6.251 -  6.500                             9                 3,429,050                        1.38
 6.501 -  6.750                             1                 6,200,000                        2.49
----------------------------------------------------------------------------------------------------
TOTAL:                                    419               248,737,851                      100.00
----------------------------------------------------------------------------------------------------

Minimum:                4.700%
Maximum:                6.625%
Weighted Average:       5.626%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                  GROUP II STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                          ORIGINAL TERMS TO STATED MATURITY

                                        MORTGAGE                                             % OF
               (MONTHS)                   LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
300                                           1                 109,388                        0.04
360                                         417             247,668,463                       99.57
480                                           1                 960,000                        0.39
----------------------------------------------------------------------------------------------------
TOTAL:                                      419             248,737,851                      100.00

Minimum:               300
Maximum:               480
Weighted Average:      360


                                         REMAINING TERMS TO STATED MATURITY

                                        MORTGAGE                                             % OF
               (MONTHS)                   LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
240 -  300                                  1                  109,388                       0.04
301 - 360                                 417              247,668,463                      99.57
361 >=                                      1                  960,000                       0.39
--------------------------------------------------------------------------------------------------
TOTAL:                                    419              248,737,851                     100.00

Minimum:               254
Maximum:               477
Weighted Average:      356



                                  GROUP II STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                            ORIGINAL LOAN-TO-VALUE RATIO

                                        MORTGAGE                                            % OF
                  (%)                     LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
        20.01 -   30.00                     2                      412,000                      0.17
        30.01 -   40.00                    12                    8,166,687                      3.28
        40.01 -   50.00                    25                   23,037,436                      9.26
        50.01 -   60.00                    29                   30,874,104                     12.41
        60.01 -   70.00                    62                   52,452,465                     21.09
        70.01 -   80.00                   272                  127,839,188                     51.40
        80.01 -   90.00                    10                    2,389,340                      0.96
        90.01 -  100.00                     7                    3,566,632                      1.43
-----------------------------------------------------------------------------------------------------
TOTAL:                                    419                  248,737,851                    100.00

Minimum:                   20.98%
Maximum:                  100.00%
Non-Zero WA:               68.80%


                                                     FICO SCORE

                                        MORTGAGE                                            % OF
                                          LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
<= 0                                        1                    2,199,500                      0.88
 601 -  650                                 4                    3,057,200                      1.23
 651 -  700                                71                   48,824,893                     19.63
 701 -  750                               113                   74,746,622                     30.05
 751 -  800                               202                  104,196,215                     41.89
 801 -  850                                28                   15,713,421                      6.32
-----------------------------------------------------------------------------------------------------
TOTAL:                                    419                  248,737,851                    100.00

Non-Zero Minimum: 628
Maximum:                   817
Non-Zero WA:               743


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                   GROUP II STATISTICAL CHARACTERISTICS (CONTINUED)

                  Collateral characteristics are listed below as of the Statistical Calculation Date

                                                     LOAN PURPOSE

                                       MORTGAGE                                             % OF
                                         LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
  Purchase                                 265              148,764,711                        59.81
  Cash Out Refinance                       104               61,669,760                        24.79
  Rate/Term Refinance                       50               38,303,380                        15.40
  ---------------------------------------------------------------------------------------------------
  TOTAL:                                   419              248,737,851                       100.00



                                                    PROPERTY TYPE

                                       MORTGAGE                                             % OF
                                         LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE

  2-4 Family                             14                    7,420,406                     2.98
  CO-OP                                   4                    2,278,238                     0.92
  Condominium                            90                   43,807,953                    17.61
  PUD                                   121                   62,784,687                    25.24
  Single Family                         190                  132,446,567                    53.25
  ------------------------------------------------------------------------------------------------
  TOTAL:                                419                  248,737,851                   100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP II STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                  STATES - TOP 30

                                        MORTGAGE                                            % OF
                                          LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
California                                  73                   63,294,901                     25.45
Florida                                     56                   29,782,176                     11.97
Colorado                                    34                   23,833,212                      9.58
New York                                    22                   19,873,506                      7.99
North Carolina                              22                   14,528,912                      5.84
Georgia                                     33                   12,887,475                      5.18
South Carolina                              19                    9,169,304                      3.69
New Jersey                                  16                    8,128,016                      3.27
Arizona                                     16                    7,100,372                      2.85
Pennsylvania                                10                    6,796,090                      2.73
Washington                                  11                    6,411,750                      2.58
Illinois                                    11                    5,113,172                      2.06
Nevada                                      15                    4,681,345                      1.88
Utah                                         7                    4,428,250                      1.78
Massachusetts                                6                    4,407,646                      1.77
Maryland                                     9                    3,582,395                      1.44
Virginia                                     8                    3,303,755                      1.33
Oregon                                       6                    3,155,727                      1.27
Texas                                        3                    2,866,417                      1.15
Connecticut                                  5                    2,708,549                      1.09
Minnesota                                    6                    2,186,020                      0.88
Missouri                                     4                    1,951,612                      0.78
Alabama                                      7                    1,860,557                      0.75
New Mexico                                   7                    1,663,288                      0.67
Wisconsin                                    2                    1,317,447                      0.53
Maine                                        1                      920,000                      0.37
Tennessee                                    3                      774,556                      0.31
Ohio                                         2                      506,000                      0.20
Vermont                                      1                      491,200                      0.20
Michigan                                     1                      423,000                      0.17

Other                                        3                      591,200                      0.24
------------------------------------------------------------------------------------------------------
TOTAL:                                     419                  248,737,851                    100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP II STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                               PREPAYMENT PENALTY TERM

                                            MORTGAGE                                            % OF
                 (MONTHS)                     LOANS          PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
None                                         382               211,009,429                      84.83
6                                              1                 1,339,000                       0.54
12                                             9                10,209,527                       4.10
36                                            13                 9,520,375                       3.83
48                                             9                12,566,381                       5.05
60                                             5                 4,093,139                       1.65
------------------------------------------------------------------------------------------------------
TOTAL:                                       419               248,737,851                     100.00


                                                 DOCUMENTATION TYPE

                                            MORTGAGE                                            % OF
                                              LOANS          PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
Full                                           388                    227,015,388                91.27
No Ratio                                         3                      1,763,712                 0.71
Stated Income                                   27                     19,798,450                 7.96
Streamline                                       1                        160,301                 0.06
-------------------------------------------------------------------------------------------------------
TOTAL:                                         419                    248,737,851               100.00


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP II STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                     GROSS MARGIN

                                            MORTGAGE                                            % OF
                   (%)                        LOANS          PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
1.750 - 1.999                                 364                    195,319,558                78.52
2.000 - 2.249                                   1                        740,000                 0.30
2.250 - 2.499                                  10                      9,592,888                 3.86
2.500 - 2.749                                  40                     38,735,503                15.57
2.750 - 2.999                                   3                      2,049,902                 0.82
3.250 >=                                        1                      2,300,000                 0.92
------------------------------------------------------------------------------------------------------
TOTAL:                                        419                    248,737,851               100.00

Minimum:                 1.825%
Maximum:                 3.250%
Non-Zero WA:             2.007%


                                                INITIAL PERIODIC CAP

                                            MORTGAGE                                            % OF
                   (%)                        LOANS           PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
5.000                                         402                    228,718,598                 91.95
6.000                                          17                     20,019,253                  8.05
-------------------------------------------------------------------------------------------------------
TOTAL:                                        419                    248,737,851                100.00
-------------------------------------------------------------------------------------------------------

Non-Zero Minimum:        5.000%
Maximum:                 6.000%
Non-Zero WA:             5.080%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                GROUP II STATISTICAL CHARACTERISTICS (CONTINUED)

                Collateral characteristics are listed below as of the Statistical Calculation Date

                                                   PERIODIC CAP

                                          MORTGAGE                                           % OF
                  (%)                       LOANS          PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
1.000                                       29                   25,306,632                   10.17
2.000                                      390                  223,431,219                   89.83
----------------------------------------------------------------------------------------------------
TOTAL:                                     419                  248,737,851                  100.00

Non-Zero Minimum:         1.000%
Maximum:                  2.000%
Non-Zero WA:              1.898%


                                               INTEREST ONLY PERIOD

                                          MORTGAGE                                           % OF
                (MONTHS)                    LOANS          PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
None                                         27                   16,782,203                  6.75
36                                            1                      273,100                  0.11
60                                           57                   46,368,214                 18.64
120                                         334                  185,314,335                 74.50
---------------------------------------------------------------------------------------------------
TOTAL:                                      419                  248,737,851                100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP II STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                    MAXIMUM RATE

                                           MORTGAGE                                          % OF
                   (%)                       LOANS         PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
 9.500 -  9.999                              1                   1,279,993                   0.51
10.000 - 10.499                               80                  52,228,747                  21.00
10.500 - 10.999                              248                 130,127,276                  52.32
11.000 - 11.499                               82                  54,381,035                  21.86
11.500 - 11.999                                8                  10,720,800                   4.31
----------------------------------------------------------------------------------------------------
TOTAL:                                       419                 248,737,851                 100.00

Minimum:                   9.875%
Maximum:                 11.625%
Non-Zero WA:             10.746%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP II STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                       FLOOR

                                           MORTGAGE                                          % OF
                   (%)                       LOANS         PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
1.750 - 1.999                                364                 195,319,558                   78.52
2.000 - 2.249                                  1                     740,000                    0.30
2.250 - 2.499                                 10                   9,592,888                    3.86
2.500 - 2.749                                 40                  38,735,503                   15.57
2.750 - 2.999                                  3                   2,049,902                    0.82
3.250 >=                                       1                   2,300,000                    0.92
-----------------------------------------------------------------------------------------------------
TOTAL:                                       419                 248,737,851                  100.00

Minimum:           1.825%
Maximum:           3.250%
Weighted Average:  2.007%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                 GROUP II STATISTICAL CHARACTERISTICS (CONTINUED)

                Collateral characteristics are listed below as of the Statistical Calculation Date

                                                     SERVICERS

                                             MORTGAGE                                            % OF
                                              LOANS       PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
Thornburg Mortgage Home Loans, Inc.*          370                209,421,048                    84.19
Colonial Savings, F.A.                          9                  5,270,500                     2.12
First Republic Bank                            40                 34,046,303                    13.69
------------------------------------------------------------------------------------------------------
TOTAL:                                        419                248,737,851                   100.00

* Cenlar FSB is the contracted sub-servicer for all non-REO servicing owned by Thornburg Mortgage Home Loans, Inc.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                 GROUP II STATISTICAL CHARACTERISTICS (CONTINUED)

                Collateral characteristics are listed below as of the Statistical Calculation Date

                                          MONTHS TO NEXT RATE ADJUSTMENT

                                         MORTGAGE                                           % OF
                (MONTHS)                   LOANS        PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
   45 -    49                               1                    1,279,993                   0.51
   50 -    54                               3                    1,123,500                   0.45
   55 -    59                             392                  233,820,208                  94.00
   60 -    64                              23                   12,514,150                   5.03
--------------------------------------------------------------------------------------------------
TOTAL:                                    419                  248,737,851                 100.00


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                       GROUP III STATISTICAL CHARACTERISTICS

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                            SCHEDULED PRINCIPAL BALANCES

                                       MORTGAGE                                       % OF
                 ($)                     LOANS        PRINCIPAL BALANCE ($)       PRINCIPAL BALANCE
      0 -     250,000                        36             6,024,579                  1.82
250,001 -     300,000                        14             3,907,096                  1.18
300,001 -     350,000                        14             4,626,918                  1.40
350,001 -     400,000                        19             7,177,806                  2.17
400,001 -     450,000                        90            38,443,698                 11.64
450,001 -     500,000                        93            44,247,913                  13.4
500,001 -     550,000                        69            36,368,289                 11.01
550,001 -     600,000                        42            24,129,325                  7.31
600,001 -     650,000                        42            26,599,750                  8.05
650,001 -     700,000                        14             9,466,277                  2.87
700,001 -     750,000                        12             8,826,978                  2.67
750,001 -     800,000                        12             9,310,925                  2.82
800,001 -     850,000                         9             7,386,968                  2.24
850,001 -     900,000                         9             7,876,681                  2.39
900,001 -     950,000                         4             3,740,434                  1.13
950,001 -   1,000,000                        20            19,875,913                  6.02
1,000,001 - 1,100,000                         2             2,161,250                  0.65
1,100,001 - 1,200,000                         2             2,400,000                  0.73
1,200,001 - 1,300,000                         6             7,586,360                  2.30
1,300,001 - 1,400,000                         3             4,147,000                  1.26
1,400,001 - 1,500,000                         4             5,870,000                  1.78
1,500,001 +                                  20            50,077,268                 15.16
------------------------------------------------------------------------------------------
TOTAL:                                      536           330,251,429                100.00

Minimum:         $72,000
Maximum:      $5,910,000
Average:        $616,141

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                 GROUP III STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                   MORTGAGE RATES

                                       MORTGAGE                                              % OF
                 (%)                     LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
0.001 -  5.000                           24                   15,293,737                      4.63
5.001 -  5.250                           75                   42,160,199                     12.77
5.251 -  5.500                          152                   93,020,708                     28.17
5.501 -  5.750                          166                  101,094,018                     30.61
5.751 -  6.000                           89                   60,806,093                     18.41
6.001 -  6.250                           25                   15,039,154                      4.55
6.251 -  6.500                            5                    2,837,520                      0.86
---------------------------------------------------------------------------------------------------
TOTAL:                                  536                  330,251,429                    100.00

Minimum:                4.375%
Maximum:                6.500%
Weighted Average:       5.584%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP III STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                          ORIGINAL TERMS TO STATED MATURITY

                                        MORTGAGE                                             % OF
               (MONTHS)                   LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
360                                        535                  329,435,429                     99.75
480                                          1                      816,000                      0.25
------------------------------------------------------------------------------------------------------
TOTAL:                                     536                  330,251,429                    100.00

Minimum:               360
Maximum:               480
Weighted Average:      360


                                         REMAINING TERMS TO STATED MATURITY

                                        MORTGAGE                                             % OF
               (MONTHS)                   LOANS        PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
301 - 360                                 535                  329,435,429                    99.75
361+                                        1                      816,000                     0.25
----------------------------------------------------------------------------------------------------
TOTAL:                                    536                  330,251,429                   100.00

Minimum:               321
Maximum:               478
Weighted Average:      357

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                 GROUP III STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                            ORIGINAL LOAN-TO-VALUE RATIO

                                        MORTGAGE                                            % OF
                  (%)                     LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
10.01 -   20.00                            1                      760,000                     0.23
20.01 -   30.00                            3                    3,089,000                     0.94
30.01 -   40.00                            2                    1,595,000                     0.48
40.01 -   50.00                           12                    7,221,680                     2.19
50.01 -   60.00                           31                   29,621,739                     8.97
60.01 -   70.00                          124                   97,521,116                    29.53
70.01 -   80.00                          360                  189,107,492                    57.26
80.01 -   90.00                            3                    1,335,402                      0.4
---------------------------------------------------------------------------------------------------
TOTAL:                                   536                  330,251,429                   100.00

Minimum:                   20.00%
Maximum:                   90.00%
Non-Zero WA:               71.56%



                                                     FICO SCORE

                                        MORTGAGE                                           % OF
                                          LOANS        PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
0                                            1                 352,000                       0.11
501 -  550                                   1               1,300,000                       0.39
601 -  650                                   3               2,213,236                       0.67
651 -  700                                  71              42,974,364                      13.01
701 -  750                                 162             104,910,203                      31.77
751 -  800                                 263             156,966,394                      47.53
801 -  850                                  35              21,535,232                       6.52
--------------------------------------------------------------------------------------------------
TOTAL:                                     536             330,251,429                     100.00

Non-Zero Minimum: 550
Maximum:                   817
Non-Zero WA:               748

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                  GROUP III STATISTICAL CHARACTERISTICS (CONTINUED)

                  Collateral characteristics are listed below as of the Statistical Calculation Date

                                                     LOAN PURPOSE

                                       MORTGAGE                                             % OF
                                         LOANS        PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
  Purchase                                307                  184,200,976                    55.78
  Cash Out Refinance                      121                   85,360,706                    25.85
  Rate/Term Refinance                     108                   60,689,747                    18.38
  --------------------------------------------------------------------------------------------------
  TOTAL:                                  536                  330,251,429                   100.00


                                                    PROPERTY TYPE

                                       MORTGAGE                                             % OF
                                         LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
  2-4 Family                              3                    1,485,090                    0.45
  CO-OP                                   5                    4,546,975                    1.38
  Condominium                            58                   30,243,471                    9.16
  PUD                                   161                   92,094,814                   27.88
  Single Family                         309                  201,881,077                   61.13
  -----------------------------------------------------------------------------------------------
  TOTAL:                                536                  330,251,429                  100.00


BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                 GROUP III STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                  STATES - TOP 30

                                        MORTGAGE                                        % OF
                                          LOANS           PRINCIPAL BALANCE ($)     PRINCIPAL BALANCE
California                                    5                88,694,070.00               26.86
Illinois                                     21                27,384,502.00                8.29
Colorado                                    125                24,574,287.00                7.44
Virginia                                     24                23,054,143.00                6.98
New York                                      6                21,793,894.00                6.60
Georgia                                      27                16,248,576.00                4.92
Florida                                      32                15,077,851.00                4.57
Washington                                    3                12,795,854.00                3.87
Arizona                                      47                11,102,324.00                3.36
New Jersey                                    2                 9,270,466.00                2.81
Massachusetts                                 4                 7,706,030.00                2.33
Maryland                                     12                 7,497,465.00                2.27
North Carolina                                9                 6,734,599.00                2.04
Connecticut                                   4                 6,095,950.00                1.85
Ohio                                         11                 5,923,074.00                1.79
Minnesota                                     7                 5,408,810.00                1.64
Missouri                                      8                 4,546,440.00                1.38
Texas                                        11                 4,134,771.00                1.25
Alabama                                       4                 3,730,225.00                1.13
Tennessee                                    30                 3,657,893.00                1.11
Nevada                                       13                 3,315,290.00                1.00
Pennsylvania                                 11                 3,012,801.00                0.91
Oregon                                        7                 2,908,956.00                0.88
South Carolina                                7                 2,617,414.00                0.79
Michigan                                      7                 2,052,114.00                0.62
Kentucky                                      7                 1,994,259.00                0.60
Hawaii                                       11                 1,608,083.00                0.49
New Mexico                                    2                 1,437,185.00                0.44
Iowa                                         44                 1,008,366.00                0.31
Utah                                         27                 1,037,000.00                0.31
------------------------------------------------------------------------------------------------
Other:                                        8                    3,828,733                1.16
------------------------------------------------------------------------------------------------
TOTAL:                                      536                  330,251,429              100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP III STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                               PREPAYMENT PENALTY TERM

                                            MORTGAGE                                            % OF
                 (MONTHS)                     LOANS           PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE

None                                         520                    314,447,439                      95.21
12                                             6                      7,707,990                       2.33
36                                             4                      3,102,000                       0.94
60                                             6                      4,994,000                       1.51
----------------------------------------------------------------------------------------------------------
TOTAL:                                       536                    330,251,429                     100.00



                                                 DOCUMENTATION TYPE

                                            MORTGAGE                                            % OF
                                              LOANS          PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE

Full/Alternative                               526                    320,712,679                      97.11
No Ratio                                         1                        760,000                       0.23
Stated Income                                    9                      8,778,750                       2.66
------------------------------------------------------------------------------------------------------------
TOTAL:                                         536                    330,251,429                     100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                  GROUP III STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                     GROSS MARGIN

                                            MORTGAGE                                            % OF
                   (%)                        LOANS         PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
1.750 - 1.999                                183               124,007,191                      37.55
2.250 - 2.499                                340               193,445,419                      58.58
2.500 - 2.749                                 12                11,298,819                       3.42
2.750 - 2.999                                  1                 1,500,000                       0.45
-----------------------------------------------------------------------------------------------------
TOTAL:                                       536               330,251,429                     100.00


Minimum:                     1.875%
Maximum:                     2.750%
Non-Zero WA:                 2.120%


                                                INITIAL PERIODIC CAP

                                            MORTGAGE                                            % OF
                   (%)                        LOANS          PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
5.000                                         529                  324,358,429                   98.22
6.000                                           7                    5,893,000                    1.78
------------------------------------------------------------------------------------------------------
TOTAL:                                        536                  330,251,429                  100.00


Non-Zero Minimum:        5.000%
Maximum:                 6.000%
Non-Zero WA:             5.018%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916



                GROUP III STATISTICAL CHARACTERISTICS (CONTINUED)

                Collateral characteristics are listed below as of the Statistical Calculation Date

                                                   PERIODIC CAP

                                          MORTGAGE LOANS                                           % OF
                  (%)                       LOANS          PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
1.000                                      15                   11,593,950                         3.51
2.000                                     521                  318,657,479                        96.49
-------------------------------------------------------------------------------------------------------
TOTAL:                                    536                  330,251,429                       100.00


Non-Zero Minimum:        1.000%
Maximum:                 2.000%
Non-Zero WA:             1.965%

                                               INTEREST ONLY PERIOD

                                          MORTGAGE                                           % OF
                (MONTHS)                    LOANS         PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
none                                        350                  191,422,257                        57.96
60                                            1                      415,000                         0.13
84                                           19                   15,610,326                         4.73
120                                         166                  122,803,846                        37.18
---------------------------------------------------------------------------------------------------------
TOTAL:                                      536                  330,251,429                       100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                 GROUP III STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                    MAXIMUM RATE

                                           MORTGAGE                                          % OF
                   (%)                       LOANS        PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
 9.000 -  9.499                                1                673,258                          0.20
 9.500 -  9.999                                9              6,253,566                          1.89
10.000 - 10.499                              161             94,314,443                         28.56
10.500 - 10.999                              301            187,451,903                         56.76
11.000 - 11.499                               61             40,750,259                         12.34
11.500 - 11.999                                3                808,000                          0.24
-----------------------------------------------------------------------------------------------------
TOTAL:                                       536            330,251,429                        100.00

Minimum:                   9.375%
Maximum:                 11.550%
Non-Zero WA:             10.598%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                 GROUP III STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date


                                                       FLOOR

                                         MORTGAGE                                          % OF
                   (%)                     LOANS        PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
1.750 - 1.999                               183                 124,007,191                 37.55
2.250 - 2.499                               340                 193,445,419                 58.58
2.500 - 2.749                                12                  11,298,819                  3.42
2.750 - 2.999                                 1                   1,500,000                  0.45
-------------------------------------------------------------------------------------------------
TOTAL:                                      536                 330,251,429                100.00


Minimum:           1.875%
Maximum:           2.750%
Weighted Average:  2.120%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                             GROUP III STATISTICAL CHARACTERISTICS (CONTINUED)

                Collateral characteristics are listed below as of the Statistical Calculation Date

                                                     SERVICERS

                                           MORTGAGE                                        % OF
                                             LOANS       PRINCIPAL BALANCE ($)         PRINCIPAL BALANCE
Colonial Savings, F.A.                         2               1,405,000                             0.43
Thornburg Mortgage Home Loans, Inc*          187             132,320,065                            40.07
ABN AMRO                                     334             184,809,194                            55.96
First Republic Bank                           13              11,717,170                             3.55
---------------------------------------------------------------------------------------------------------
TOTAL:                                       536             330,251,429                           100.00


* Cenlar FSB is the contracted sub-servicer for all non-REO servicing owned by Thornburg Mortgage Home Loans, Inc.



BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                 GROUP III STATISTICAL CHARACTERISTICS (CONTINUED)


                Collateral characteristics are listed below as of the Statistical Calculation Date

                                          MONTHS TO NEXT RATE ADJUSTMENT

                                         MORTGAGE                                           % OF
                (MONTHS)                   LOANS       PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
70 -    74                                    2                909,385                       0.28
75 -    79                                   38             23,427,351                       7.09
80 -    84                                  496            305,914,693                      92.63
-------------------------------------------------------------------------------------------------
TOTAL:                                      536            330,251,429                     100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                        GROUP IV STATISTICAL CHARACTERISTICS

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                           SCHEDULED PRINCIPAL BALANCES

                                       MORTGAGE                                             % OF
                 ($)                     LOANS       PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
0 -         250,000                     138               24,017,110                         2.95
250,001 -   300,000                      49               13,632,609                         1.67
300,001 -   350,000                      36               11,818,030                         1.45
350,001 -   400,000                      71               27,198,550                         3.34
400,001 -   450,000                      87               37,128,721                         4.55
450,001 -   500,000                     109               52,477,896                         6.44
500,001 -   550,000                      78               41,274,614                         5.06
550,001 -   600,000                      98               56,885,158                         6.98
600,001 -   650,000                      69               43,755,970                         5.37
650,001 -   700,000                      55               37,501,584                         4.60
700,001 -   750,000                      42               30,724,337                         3.77
750,001 -   800,000                      38               29,755,674                         3.65
800,001 -   850,000                      19               15,906,531                         1.95
850,001 -   900,000                      21               18,439,685                         2.26
900,001 -   950,000                      11               10,209,223                         1.25
950,001 - 1,000,000                      62               61,514,784                         7.54
1,000,001 - 1,100,000                    22               23,650,600                         2.90
1,100,001 - 1,200,000                    17               19,823,250                         2.43
1,200,001 - 1,300,000                    19               23,895,200                         2.93
1,300,001 - 1,400,000                    19               25,996,168                         3.19
1,400,001 - 1,500,000                    17               25,030,638                         3.07
1,500,001 +                              85              184,689,407                        22.65
-------------------------------------------------------------------------------------------------
TOTAL:                                1,162              815,325,739                       100.00

Minimum:                  $44,956
Maximum:               $4,800,000
Average:                 $701,657

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP IV STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                   MORTGAGE RATES

                                       MORTGAGE                                             % OF
                 (%)                     LOANS        PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
0.000 -  5.000                              25              19,366,232                       2.38
5.001 -  5.250                              63              51,660,539                       6.34
5.251 -  5.500                             253             193,652,267                      23.75
5.501 -  5.750                             441             303,859,143                      37.27
5.751 -  6.000                             274             172,317,938                      21.13
6.001 -  6.250                              74              48,695,281                       5.97
6.251 -  6.500                              30              24,852,984                       3.05
6.501 -  6.750                               2                 921,357                       0.11
-------------------------------------------------------------------------------------------------
TOTAL:                                   1,162             815,325,739                     100.00

Minimum:                4.375%
Maximum:                6.750%
Weighted Average:       5.683%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                  GROUP IV STATISTICAL CHARACTERISTICS (CONTINUED)


                 Collateral characteristics are listed below as of the Statistical Calculation Date


                                          ORIGINAL TERMS TO STATED MATURITY

                                        MORTGAGE                                             % OF
               (MONTHS)                   LOANS        PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
301 - 360                                1,162            815,325,739                           100.00
------------------------------------------------------------------------------------------------------
TOTAL:                                   1,162            815,325,739                           100.00

Minimum:               360
Maximum:               360
Weighted Average:      360


                                         REMAINING TERMS TO STATED MATURITY

                                        MORTGAGE                                             % OF
               (MONTHS)                   LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
301 - 360                                1,162               815,325,739                      100.00
----------------------------------------------------------------------------------------------------
TOTAL:                                   1,162               815,325,739                      100.00

Minimum:               312
Maximum:               360
Weighted Average:      357

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                  GROUP IV STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                            ORIGINAL LOAN-TO-VALUE RATIO

                                        MORTGAGE                                            % OF
                  (%)                     LOANS          PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
         0.01 -   10.00                     2                      144,956                      0.02
        10.01 -   20.00                    15                    9,584,000                      1.18
        20.01 -   30.00                    20                   11,006,239                      1.35
        30.01 -   40.00                    40                   30,571,861                      3.75
        40.01 -   50.00                    98                   80,088,072                      9.82
        50.01 -   60.00                   159                  138,127,599                     16.94
        60.01 -   70.00                   235                  203,070,684                     24.91
        70.01 -   80.00                   577                  336,824,635                     41.31
        80.01 -   90.00                    12                    4,711,502                      0.58
        90.01 -  100.00                     4                    1,196,191                      0.15
----------------------------------------------------------------------------------------------------
TOTAL:                                  1,162                  815,325,739                    100.00

Minimum:                     5.71%
Maximum:                   100.00%
Non-Zero WA:                64.98%


                                                     FICO SCORE

                                        MORTGAGE                                            % OF
                                          LOANS        PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
0                                           1               1,000,000                        0.12
601 -  650                                  5               3,750,461                        0.46
651 -  700                                133              92,272,139                       11.32
701 -  750                                392             264,661,651                       32.46
751 -  800                                548             389,535,456                       47.78
801 -  850                                 83              64,106,032                        7.86
-------------------------------------------------------------------------------------------------
TOTAL:                                  1,162             815,325,739                      100.00

Non-Zero Minimum:            623
Maximum:                     836
Non-Zero WA:                 751

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                   GROUP IV STATISTICAL CHARACTERISTICS (CONTINUED)

                  Collateral characteristics are listed below as of the Statistical Calculation Date

                                                     LOAN PURPOSE

                                       MORTGAGE                                             % OF
                                         LOANS        PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
  Cash Out Refinance                       309              210,322,012                       25.80
  Purchase                                 623              437,772,140                       53.69
  Rate/Term Refinance                      230              167,231,588                       20.51
---------------------------------------------------------------------------------------------------
  TOTAL:                                 1,162              815,325,739                      100.00




                                                    PROPERTY TYPE

                                       MORTGAGE                                             % OF
                                         LOANS        PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
  2-4 Family                              22                18,082,465                       2.22
  CO-OP                                   19                15,060,932                       1.85
  Condominium                            148                92,476,092                      11.34
  PUD                                    191               120,353,118                      14.76
  Single Family                          782               569,353,132                      69.83

  TOTAL:                               1,162               815,325,739                     100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                 GROUP IV STATISTICAL CHARACTERISTICS (CONTINUED)


                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                  STATES - TOP 30

                                        MORTGAGE                                            % OF
                                          LOANS         PRINCIPAL BALANCE ($)            PRINCIPAL BALANCE
California                                 425            340,464,255                           41.76
New York                                    70             65,368,280                            8.02
Colorado                                    65             52,704,687                            6.46
New Jersey                                  39             30,551,105                            3.75
Florida                                     52             27,066,373                            3.32
Virginia                                    50             24,013,432                            2.95
Illinois                                    37             23,736,036                            2.91
Georgia                                     40             22,583,883                            2.77
Washington                                  43             22,317,466                            2.74
Massachusetts                               23             19,443,045                            2.38
Minnesota                                   30             18,447,478                            2.26
Connecticut                                 19             18,194,576                            2.23
Maryland                                    29             17,711,245                            2.17
Pennsylvania                                29             14,211,109                            1.74
North Carolina                              25             13,335,374                            1.64
South Carolina                              24             11,227,251                            1.38
Arizona                                     13             10,097,738                            1.24
Hawaii                                      11              9,902,593                            1.21
New Mexico                                  18              9,861,063                            1.21
Nevada                                      18              9,818,033                            1.20
Utah                                        12              8,987,779                            1.10
Texas                                       13              7,071,021                            0.87
Missouri                                    11              6,389,959                            0.78
District of Columbia                         8              4,741,378                            0.58
Oregon                                       9              3,479,519                            0.43
Michigan                                     6              3,382,491                            0.41
Wisconsin                                    6              3,054,134                            0.37
Montana                                      2              2,629,500                            0.32
Maine                                        2              2,306,853                            0.28
Nebraska                                     3              2,229,138                            0.27
Other                                       30              9,998,945                            1.23
-----------------------------------------------------------------------------------------------------
TOTAL:                                   1,162            815,325,739                          100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP IV STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                               PREPAYMENT PENALTY TERM

                                            MORTGAGE                                            % OF
                 (MONTHS)                     LOANS          PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
None                                           963             635,836,218                      77.99
6                                                2               3,059,000                       0.38
12                                              54              34,517,096                       4.23
24                                               2               2,900,000                       0.36
36                                              71              60,274,439                       7.39
60                                              70              78,738,986                       9.66
-----------------------------------------------------------------------------------------------------
TOTAL:                                       1,162             815,325,739                     100.00


                                                 DOCUMENTATION TYPE


                                          MORTGAGE                                            % OF
                                            LOANS          PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
Full/Alternative                            1,014               714,557,322                      87.64
No Ratio                                       81                47,959,204                       5.88
Stated Income                                  67                52,809,213                       6.48
------------------------------------------------------------------------------------------------------
TOTAL:                                      1,162               815,325,739                     100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP IV STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                     GROSS MARGIN

                                            MORTGAGE                                            % OF
                   (%)                        LOANS         PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
0.000 - 1.749                                 2                        438,879                  0.05
1.750 - 1.999                               448                    339,305,132                 41.62
2.000 - 2.249                                 1                        574,365                  0.07
2.250 - 2.499                               302                    187,888,851                 23.04
2.500 - 2.749                               127                    129,275,196                 15.86
2.750 - 2.999                               282                    157,843,316                 19.36
----------------------------------------------------------------------------------------------------
TOTAL:                                    1,162                    815,325,739                100.00

Non-Zero Minimum:        1.000%
Maximum:                 2.750%
Non-Zero WA:             2.229%


                                                INITIAL PERIODIC CAP

                                            MORTGAGE                                            % OF
                   (%)                        LOANS          PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
4.000                                           1                 1,299,000                       0.16
5.000                                       1,075               728,063,464                      89.30
6.000                                          86                85,963,275                      10.54
------------------------------------------------------------------------------------------------------
TOTAL:                                      1,162               815,325,739                     100.00

Non-Zero Minimum:        4.000%
Maximum:                 6.000%
Non-Zero WA:             5.104%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                GROUP IV STATISTICAL CHARACTERISTICS (CONTINUED)

                Collateral characteristics are listed below as of the Statistical Calculation Date

                                                   PERIODIC CAP

                                          MORTGAGE                                           % OF
                  (%)                       LOANS         PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
1.000                                          28                21,008,050                         2.58
2.000                                       1,133               793,469,690                        97.32
5.000                                           1                   848,000                         0.10
--------------------------------------------------------------------------------------------------------
TOTAL:                                      1,162               815,325,739                       100.00

Non-Zero Minimum:        1.000%
Maximum:                 5.000%
Non-Zero WA:             1.977%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916



                                  GROUP IV STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date

                                                    MAXIMUM RATE

                                           MORTGAGE                                          % OF
                   (%)                       LOANS       PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
9.000 -  9.499                                 2                 609,400                       0.07
9.500 -  9.999                                 9               4,058,331                       0.50
10.000 - 10.499                              136              96,509,917                      11.84
10.500 - 10.999                              701             470,761,725                      57.74
11.000 - 11.499                              233             169,859,368                      20.83
11.500 - 11.999                               80              73,258,999                       8.99
12.500 +                                       1                 268,000                       0.03
---------------------------------------------------------------------------------------------------
TOTAL:                                     1,162             815,325,739                     100.00

Minimum:                  9.375%
Maximum:                 12.500%
Non-Zero WA:             10.828%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                  GROUP IV STATISTICAL CHARACTERISTICS (CONTINUED)

                 Collateral characteristics are listed below as of the Statistical Calculation Date



                                                       FLOOR

                                           MORTGAGE                                          % OF
                   (%)                       LOANS       PRINCIPAL BALANCE ($)          PRINCIPAL BALANCE
0.000 - 1.749                                 2                 438,879                      0.05
1.750 - 1.999                               448             339,305,132                     41.62
2.000 - 2.249                                 1                 574,365                      0.07
2.250 - 2.499                               302             187,888,851                     23.04
2.500 - 2.749                               127             129,275,196                     15.86
2.750 - 2.999                               282             157,843,316                     19.36
-------------------------------------------------------------------------------------------------
TOTAL:                                    1,162             815,325,739                    100.00

Minimum:                   1.000%
Maximum:                   2.750%
Weighted Average:          2.229%

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916


                                 GROUP IV STATISTICAL CHARACTERISTICS (CONTINUED)

                Collateral characteristics are listed below as of the Statistical Calculation Date

                                                     SERVICERS

                                             MORTGAGE                                              % OF
                                              LOANS         PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
Colonial Savings, F.A.                            8                10,750,146                         1.32
Thornburg Mortgage Home Loans, Inc*             456               345,700,984                         42.4
Wells Fargo Bank, N.A.                          280               157,176,116                        19.28
Bank of America                                 134                77,409,665                         9.49
CHL                                             158                98,364,803                        12.06
First Republic Bank                             126               125,924,025                        15.44
----------------------------------------------------------------------------------------------------------
TOTAL:                                        1,162               815,325,739                       100.00

* Cenlar FSB is the contracted sub-servicer for all non-REO servicing owned by Thornburg Mortgage Home Loans, Inc.

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


THORNBURG MORTGAGE SECURITIES TRUST 2005-4
COMPUTATIONAL MATERIALS
                                              SEC REGISTRATION FILE # 333-120916

                                 GROUP IV STATISTICAL CHARACTERISTICS (CONTINUED)

                Collateral characteristics are listed below as of the Statistical Calculation Date

                                          MONTHS TO NEXT RATE ADJUSTMENT

                                      MORTGAGE                                           % OF
                (MONTHS)                LOANS          PRINCIPAL BALANCE ($)           PRINCIPAL BALANCE
110 -   114                                14               7,752,567                          0.95
115 -   119                             1,099             771,532,793                         94.63
120 -   124                                49              36,040,380                          4.42
---------------------------------------------------------------------------------------------------
TOTAL:                                  1,162             815,325,739                        100.00

BEAR, STEARNS & CO. INC. ARM WHOLE LOAN DESK (212) 272-4976    DECEMBER 12, 2005
The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at WWW.SEC.GOV. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204. This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here HTTP://WWW.BEARSTEARNS.COM/PROSPECTUS/SAMI or visit the following website: "www.bearstearns.com/prospectus/sami" for a copy of the base prospectus applicable to this offering. The Information in this free writing prospectus is preliminary and is subject to completion or change. The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase. This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.